UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012
(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2009

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2009	JULY 31, 2009

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES, CLASS R SHARES, CLASS A SHARES & INSTITUTIONAL SHARES

DOMINI EUROPEAN SOCIAL EQUITY FUNDSM

INVESTOR SHARES & CLASS A SHARES

DOMINI PACASIA SOCIAL EQUITY FUNDSM

INVESTOR SHARES & CLASS A SHARES

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUNDSM

INVESTOR SHARES & CLASS A SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
5	Domini Activism
6	Sustainability Reporting

Fund Performance and Holdings
10	Domini Social Equity Fund
20	Domini European Social Equity Fund
28	Domini PacAsia Social Equity Fund
38	Domini European PacAsia Social Equity Fund
48	Domini Social Bond Fund

54	Expense Example

56	Financial Statements
Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini European PacAsia Social Equity Fund

92	Financial Statements
Domini Social Bond Fund

104	Board of Trustees’ Approval of Management and Submanagement Agreements

114	Trustees and Officers

117	Proxy Voting Information

117	Quarterly Portfolio Schedule Information

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The year ended July 31, 2009, is one most investors would like to forget. For the twelve-month period the Standard & Poor’s 500 was down 20%. This dismal performance was matched in other parts of the world. In Japan the Nikkei was down 19.5% and in Europe, the MSCI Europe index was down 25%. This would be troubling enough, but added to this is the volatility factor. Each of these regions of the world was actually much worse six months ago, and each has rallied in excess of over 45% since their lows.

What is an investor to do? The year proved that our global system of finance deeply affects the day-to-day lives of individuals. The phrase “sophisticated investment vehicles” gets bandied about by those on Wall Street who earn their fortunes trading credit default swaps on rapid trading platforms, but to the millions who lost their homes, lost their jobs, and lost hope for their children, these vehicles were just irresponsible tricks to siphon money out of the real economy and into the pockets of a few.

Last July 31 we were in the midst of an election to select the 44th President of the United States. On that date, Quinnipiac University published results from their most recent poll. Their report indicated that most Americans were concerned about energy prices, the war in Iraq, and the upcoming election. They were not thinking about a global financial meltdown of cataclysmic proportions.

The month of August saw markets holding fairly steady, but then September hit. That month U.S. markets saw a decline of almost 9%, contributing to a loss of almost 22% for the year ending September 30. The cause had nothing to do with either fluctuations in the price of oil (which we recently learned was caused by speculators and not supply and demand) or the war in Iraq. The cause, we discovered, was that there was far too little regulation of speculators on Wall Street and no regulation of “sophisticated investment vehicles.”

By late March 2009 we began to see signs of hope. They were fragile, mostly just indicators that the rate of decline was slowing, and not much to cheer about generally. But with the markets so battered, it was enough to bring some investors back to the stock market. By April real signs of improvement began. By April 15, 2009, Goldman Sachs issued a statement that it believed it would be able to return bailout funds shortly. Wells Fargo, another major recipient of TARP money, announced earnings that far exceeded analysts’ expectations due to strong increases in its lending business. The market had been anxiously awaiting any sign that our banks were improving, and this earnings report was taken as a broad sign that the frozen credit markets may finally be thawing. The bull market had begun.

Responsible investors were absolutely correct in calling on Congress and thought leaders to address predatory lending. Had our calls been heeded it would have removed the peg that failed, leading to this mess. But there is a more important lesson to be learned. Disclosure and transparency are essential to maintaining a competitive and functional economy. The events of the past year were largely precipitated by practices not widely known and nowhere tracked. And the same can be said for the climate crisis and continuing widespread human rights abuses. This cannot be allowed to go on.

At Domini Social Investments we have a long history of pushing for greater disclosure and have seen tremendous effect. But more needs to be done. While social investors have opened up many company practices, there is no systematic set of regulations or even standard industry practice in the United States to allow stakeholders to accurately measure what a company adds or detracts from society.

We believe that the Global Reporting Initiative is the best model in place and have been asking companies to follow its guidelines, but voluntary reporting is not sufficient. We would like to see government recognize that the events of the past year were exacerbated by the secrecy financial institutions were allowed to operate under. We hope that a broad set of new mandatory disclosure requirements, including the social and environmental impact of corporate practices, will be instituted, and after many years, we believe our voices are now being heard.

Thank you for your continued support of socially responsible investing and of Domini Social Investments. We appreciate the opportunity to serve you.

Very truly yours,

Amy Domini

amy@domini.com

DOMINI NEWS

Amy Domini Receives Award for Professional Ethics

On March 31, Amy Domini received Villanova University’s 2009 Praxis Award in Professional Ethics. Recipients exemplify ethical behavior in their respective fields, promote and encourage integrity, work toward a greater good, conduct research in the field of ethics, or influence the practice of ethics through professional works or leadership.

Domini’s Foreign Funds Are Going International

The Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund will be changing their investment strategies and reorganizing into one new international Domini fund.

The new fund will have the same investment objective, policies and restrictions, investment management personnel, services, net expenses, and distribution arrangements as each of the existing funds. Its new international strategy will permit investment in the stocks of companies located in Europe, the Asia-Pacific region, and throughout the rest of the world, including emerging-market countries. These changes are scheduled to be effective after the close of business on November 27, 2009.

How will this affect me? If you are a shareholder in one of Domini’s foreign funds on November 27, 2009, you will become a shareholder of a new international Domini fund, receiving shares of the international fund equal in value to your foreign fund shares as of the close of business on November 27. The reorganization is expected to be a tax-free transaction for federal income tax purposes and will not trigger any redemption fees.

Do I need to do anything? No. The exchange of your shares for international fund shares will happen automatically.

Will fund expenses go up? No. The net operating expenses of the international fund will be the same as those of Domini’s foreign funds.

Will the managers change? No. The international fund will continue to be managed by Domini, with Wellington Management acting as the subadvisor.

What is the benchmark for the international strategy? The Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE).

Who pays for the costs of these changes? Domini Social Investments LLC.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

DOMINI ACTIVISM

Celebrating 15 Years of Shareholder Activism

Domini filed its first shareholder resolution fifteen years ago, in 1994. Since then, we have filed a total of 200 resolutions with 83 companies, and engaged in numerous long-term dialogues with corporate management on a range of social, environmental, and governance issues.

Working with a variety of committed people and organizations, Domini has worked on your behalf to alleviate poverty among coffee farmers, improve conditions for factory workers, and protect forests. Visit the Shareholder Activism section of our website to read our second-quarter Social Impact Update reviewing highlights of the past 15 years:

•     Procter & Gamble Markets Fair Trade Coffee

•     Gap Releases First Social Responsibility Report

•     JPMorgan Adopts Comprehensive Environmental Policy

•     Apple Adopts Code of Conduct

•     Domini Raises Alert on Nanomaterials, Toxics

•     Lifting the Veil on Corporate Political Contributions

None of these successes would have been possible without your support. We thank you for your commitment to make a difference in the world through the way you invest.

To receive email updates, please sign up for “Domini Updates” on our home page.

Domini Executive Selected for SEC Investor Advisory Committee

Domini Social Investments’ Managing Director and General Counsel, Adam Kanzer, has been appointed to the Securities and Exchange Commission’s newly formed Investor Advisory Committee. The 18-member committee was established to provide the SEC with the views of a broad spectrum of investors on the Commission’s regulatory agenda. Committee members will serve for a term of two years.

Domini Advises U.K. Parliamentary Committee on Human Rights

In June, Domini was invited to meet with the United Kingdom’s Joint Parliamentary Committee on Human Rights to provide evidence in its current inquiry into business and human rights. We provided several written reports and responded to a range of questions relating to human rights investment criteria, the influence of social investors, shareholder activism tactics, and the merits of mandatory social and environmental corporate disclosure. The Committee expects to produce a report to the U.K. government in the fall.

SUSTAINABILITY REPORTING

Sustainability reporting by corporations has long been one of Domini’s key areas of focus. After more than a decade of advocacy on the part of social investors, environmentalists, labor and community groups — and dramatic changes by governments around the world — the Securities and Exchange Commission is reexamining its environmental disclosure rules and we are optimistic that our call for greater disclosure of corporate social performance will get a fair hearing as well. For those who care about corporate accountability, the stakes are high.

The Power of Information

The value of increased disclosure by corporations has long been clear. In 1913, future Supreme Court justice Louis Brandeis wrote that “sunlight is said to be the best of disinfectants; electric light the most efficient policeman.” Publicity, he wrote, is “justly commended as a remedy for social and industrial diseases.” Provide investors with useful information, Brandeis believed, and they will use it to steer away from trouble. At the same time, the act of disclosure itself will help to reform harmful practices.

In 1933 and 1934, in the midst of the Great Depression, the Roosevelt administration created the Securities and Exchange Commission (SEC) and instituted securities regulations to address the broad social and economic harm caused by unregulated capital markets. These regulations required publicly traded companies to disclose their financial status and to publicly discuss risks that may affect the firm.

Today, corporate sustainability reports provide investors and other stakeholders with a more complete picture of a company’s business prospects, as well as its impact on society and the environment. These reports can also drive improvements within a company by providing a means for management to measure and benchmark their progress towards publicly stated goals.

The best reports can create an opportunity for dialogue. Kimberly-Clark, for example, provides detailed information on the forestry certification systems it utilizes in the production of its paper products. This information allowed Domini to identify gaps in the company’s forestry policies. Our engagement, in collaboration with Greenpeace, helped to convince the company to improve its forestry policies and study how to increase the use of recycled materials.

A Boom In Reporting

Throughout the world we are seeing a dramatic growth in voluntary corporate social responsibility and sustainability reporting. According to the Corporate Register, the number of such reports released by corporations has grown from approximately 26 in 1992 to over 3,000 today. These

REPORTING AS YOU GO

Timberland is an example of a company taking innovative steps to draw attention to its sustainability data. The company now reports on social and environmental key performance indicators on a quarterly basis, with occasional updates in between. These reports are published on the social networking website JustMeans.

For a quick overview, Timberland provides a quarterly “dashboard” that offers metrics in what it calls its “four pillars”: Energy, Product, Workplace, and Service. For the first quarter of 2009, Timberland reported 5,308 tons of carbon emissions, 38.6% of cotton sourced that is organic, and 1% of product purchased from “high risk” factories (down from 34% in 2007).

reports, issued in response to a variety of pressures, vary widely in quality, but the trend is towards increasingly transparent and reliable reports.

Much of this progress is taking place outside the U.S. In December 2008, Domini and the Social Investment Forum released Innovations in Social and Environmental Disclosure Outside the United States, a detailed report that presents case studies of five countries where governments and stock exchanges have taken the lead in requiring corporate social and environmental disclosure: Brazil, France, Malaysia, South Africa, and Sweden.

In a number of countries, sustainability reporting is actually required. France requires key sustainability data to be published in corporate annual reports, and the Swedish government decided in 2007 to require all 55 fully or partially state-owned companies to produce reports in accordance with GRI guidelines.

GLOBAL REPORTING INITIATIVE

The Global Reporting Initiative (GRI), founded in 1997-1998 by Ceres, has become the de facto global standard for corporate sustainability reporting. By providing a framework for consistent reporting, the GRI seeks to make “disclosure on economic, environmental, and social performance ... as commonplace and comparable as financial reporting.” More than 1,000 companies and organizations worldwide currently use the GRI framework as the basis for their reporting. However, only about 100 U.S. companies do so.

Social Investors Move the U.S. Forward

For decades, investors have been asking companies to report on their social and environmental impact. Many of these requests have come in the form of shareholder resolutions filed since the early 1970s by members of the Interfaith Center on Corporate Responsibility (ICCR), a pioneer in the use of shareholder resolutions to address corporate social and environmental performance. In the early years, most of these proposals received votes in the single-digit range.

Over the past five years, however, shareholder resolutions asking for sustainability reports have averaged 25% support. These votes convey a strong message to management and government regulators that a broad range of investors now consider this information to be “material” to their investment decisions.

When the Domini Social Equity Fund was launched in 1991, it was still relatively uncommon for investors to consider social and environmental factors. The investment landscape has changed dramatically since then. For example, in 2005 UN Secretary General Kofi Annan launched the Principles for Responsible Investment, a set of six principles committing investors to consider social and environmental factors in their decisions and to engage directly with companies on these issues. Investors managing $18 trillion have signed on to the principles.

We believe that a combination of mandatory and voluntary sustainability reporting is essential for the implementation of responsible investment practices in the 21st century. Mandatory reporting will ensure that all companies report consistently and reliably on the sustainability issues of greatest importance. Voluntary reporting will allow companies to tell their stories in their own words.

A Critical Moment

A critical moment in this long path toward greater corporate sustainability reporting has now arrived. In 2007, the Investor Network on Climate Risk (INCR), a project of Ceres, petitioned the SEC asking for improved

GAP RAISES THE BAR

In May 2004, after two years of dialogue between Gap and a coalition of socially responsible investors including Domini and ICCR, the company released its first Social Responsibility Report. For the first time, a clothing retailer had publicly rated the way its suppliers treated their employees.

Gap’s report presented a rating system for evaluating factory performance on a broad range of labor rights. The report provided regional compliance indicators, revealed the number of supplier facilities it had audited by region and, perhaps most importantly, discussed problems that were found and what the company was doing to correct them.

Gap set a high bar — not only for its competitors in the apparel industry, but for companies in other industries, many of which provide no data at all. In July, Gap issued its fourth report.

“climate risk” disclosure from public companies and subsequently met with the SEC to press its case. In June 2009, INCR again submitted a letter to the SEC with the backing of investors managing $1.4 trillion, restating its call for climate risk disclosure, and advocating mandatory sustainability reporting using the GRI format.

In March 2009, Domini participated in a Social Investment Forum (SIF, the trade association for the socially responsible investing community) meeting at the SEC to discuss the merits of mandatory sustainability reporting. We then worked with SIF to submit a proposal in July 2009 seeking a rule that would require companies to produce an annual sustainability report consistent with the GRI guidelines. The proposal also asks the Commission to clarify that companies are already required to disclose the long-term risks imposed by various social and environmental issues. The proposal was endorsed by 50 investment groups, including ICCR and Ceres, and the number has since grown to 85.

In June 2009, the SEC announced the creation of an Investor Advisory Committee, including a Domini executive tasked to represent social investors. The committee began its work in July, addressing among other things the question of expanded social and environmental reporting.

We’re returning to first principles by asking the SEC to institute mandatory social and environmental disclosure. Although voluntary reporting serves a valuable role, we believe that investors, workers, and communities cannot continue to rely only on voluntary, anecdotal, and spotty data on these crucial issues.

The holdings discussed above can be found in the portfolio of the Domini Social Equity Fund, included herein. The composition of the Fund’s portfolio is subject to change.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

Domini’s General Counsel is a member of the Securities and Exchange Commission’s Investor Advisory Committee. This essay represents Domini’s views and does not necessarily reflect either the views of the committee, or the views or regulatory agenda of the Commission, the Commissioners, or Commission staff.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/09

DOMINI SOCIAL EQUITY FUND

Performance Commentary

For the year ended July 31, 2009, the Fund’s Investor shares declined -17.48%, outperforming the S&P 500, which fell -19.96%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the S&P 500:

•

Shares of Citigroup fell in October 2008 amid fears about its viability, and stabilized in late November when the government provided additional capital and limited the company’s losses on certain toxic assets. The stock fell again in the first quarter of 2009. Not holding the stock during the first half of the year helped performance.

•	McDonald’s benefited from increasing global and U.S. sales, and its stock lost considerably less than the index.

•	Verizon Communications significantly outperformed the benchmark, with a small positive return for the year.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•	The stock of Genworth Financial fell after the company said it was examining strategic alternatives for its U.S. mortgage insurance business. The company was downgraded by Moody’s.

•	The oil and gas company Unit was hurt as oil prices declined.

•	Shares of American Capital fell in the latter half of 2008 when the company announced it would pay no further dividends for the year, given the volatile market and increasing write-downs.

The Fund was helped by its stock selection in the financial, materials, and energy sectors. The Fund was hurt by weak stock selection in the industrials and consumer staples sectors.

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS	COMPANY	% NET ASSETS
Johnson & Johnson	4.6%	JPMorgan Chase	2.7%
Microsoft	3.6%	AT&T	2.4%
IBM	3.4%	Apache	2.0%
Amgen	2.9%	Google	2.0%
Apple	2.8%	Southwestern Energy	1.8%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS

		Investor shares	S&P 500
As of 7-31-09	1 Year	-17.48%	-19.96%
	5 Year	-1.37%	-0.14%
	10 Year	-2.35%	-1.19%
	Since Inception (6-3-91)	6.75%	7.40%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.24% of net assets. Until November 26, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.20% of its average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived. The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS

		Class R Shares[1]	S&P 500
As of 7-31-09	1 Year	-17.23%	-19.96%
	5 Year	-1.05%	-0.14%
	10 Year	-2.18%	-1.19%
	Since Inception (6-3-91)	6.85%	7.40%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS R SHARES AND S&P 5001

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 0.85% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 0.90% of its average daily net assets representing Class R shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

[1]

Reflects the performance of the Investor shares for periods prior to the offering of Class R shares, which commenced operations November 28, 2003. This performance has not been adjusted to take into account the lower expenses applicable to Class R shares.

AVERAGE ANNUAL TOTAL RETURNS

		Class A shares (with 4.75% maximum Sales Charge) [1]	Class A shares (without Sales Charge) [1]	S&P 500
As of 7-31-09	1 Year	-21.40%	-17.48%	-19.96%
	5 Year	-2.32%	-1.37%	-0.14%
	10 Year	-2.83%	-2.35%	-1.19%
	Since Inception (6-3-91)	6.46%	6.75%	7.40%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS A SHARES AND S&P 500 (with 4.75% maximum sales charge)1

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 4.11% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.18% of its average daily net assets representing Class A shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

[1]

Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares.

AVERAGE ANNUAL TOTAL RETURNS

		Institutional Shares[1]	S&P 500
As of 7-31-09	1 Year	-17.48%	-19.96%
	5 Year	-1.37%	-0.14%
	10 Year	-2.35%	-1.19%
	Since Inception (6-3-91)	6.75%	7.40%

COMPARISON OF $2 MILLION INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND S&P 5001

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 0.85% of net assets. Until November 26, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 0.65% of its average daily net assets representing Institutional shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

[1]

Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2009

SECURITY	SHARES	VALUE
Consumer Discretionary - 10.3%
Amazon.com Inc (a)	81,500	$6,989,439
American Eagle Outfitters Inc	1,004	14,448
AutoNation Inc (a)	83,000	1,716,440
AutoZone Inc (a)	34,947	5,366,810
Best Buy Co Inc	78,972	2,951,184
Big Lots Inc (a)	132,900	3,062,016
Black & Decker Corp	600	22,560
Centex Corp (a)	226,300	2,468,933
Coach Inc	200,100	5,920,959
Comcast Corp Cl A	5,067	75,296
DIRECTV Group Inc/ The (a)	129,100	3,343,690
DR Horton Inc	217,839	2,524,754
Expedia Inc (a)	119,700	2,478,987
Gap Inc/The	266,197	4,344,335
Home Depot Inc	3,244	84,149
JC Penney Co Inc	67,924	2,047,909
Johnson Controls Inc	1,648	42,650
Kohl’s Corp (a)	85,700	4,160,735
Liz Claiborne Inc	5,757	18,192
Lowe’s Cos Inc	2,876	64,595
Ltd Brands Inc	1,668	21,584
Macy’s Inc	314,600	4,376,086
McDonald’s Corp	74,720	4,114,083
Meredith Corp	1,350	35,735
NIKE Inc Cl B	1,070	60,605
Nordstrom Inc	895	23,664
Office Depot Inc (a)	455,100	2,070,705
Pulte Homes Inc	1,079	12,268
Radio One Inc Cl A (a)	18,076	10,936
Ross Stores Inc	85,500	3,769,695
Scholastic Corp	884	19,934
Staples Inc	2,258	47,463
Starbucks Corp (a)	2,578	45,631
Target Corp	1,523	66,433
Tiffany & Co	692	20,642
Timberland Co/The Cl A (a)	995	13,572
Time Warner Cable Inc (a)	554	18,315
Time Warner Inc	221,374	5,901,831
VF Corp	554	35,838
Viacom Inc Cl B (a)	1,481	34,300
Walt Disney Co/The	3,915	98,345
Washington Post Co/ The Cl B	95	42,893
Whirlpool Corp	500	28,545

		68,567,184

Consumer Staples - 11.8%
Avon Products Inc	2,173	70,362
Bunge Ltd	64,400	4,506,067
Coca-Cola Co/The	163,128	8,130,300
Colgate-Palmolive Co	97,016	7,027,839
Costco Wholesale Corp	2,126	105,237
CVS Caremark Corp	138,600	4,640,328
Hershey Co/The	2,246	89,728
Kimberly-Clark Corp	89,101	5,207,953
Kraft Foods Inc Cl A	5,682	161,028
Kroger Co/The	160,277	3,426,722
PepsiCo Inc/NC	180,959	10,269,423
Procter & Gamble Co/The	211,223	11,724,989
Safeway Inc	258,900	4,900,977
Sara Lee Corp	567,700	6,040,328
SUPERVALU Inc	315,100	4,672,933
Sysco Corp	331,800	7,883,568
Whole Foods Market Inc (a)	1,587	38,390

		78,896,172

Energy - 9.8%
Anadarko Petroleum Corp	4,531	218,394
Apache Corp	155,662	13,067,825
Devon Energy Corp	40,600	2,358,454
ENSCO International Inc	72,800	2,758,392
EOG Resources Inc	3,418	253,035
National Oilwell Varco Inc (a)	136,200	4,895,028
Nexen Inc	112,200	2,334,882
Noble Corp (a)	92,100	3,118,506
Pioneer Natural Resources Co	72,400	2,067,020
Southwestern Energy Co (a)	293,600	12,163,848
Talisman Energy Inc	453,400	6,982,805
Tidewater Inc	87,600	3,942,000
XTO Energy Inc	276,500	11,123,595

		65,283,784

Financials - 13.9%
American Express Co	4,919	139,355
Annaly Capital Management Inc	296,000	4,987,600
Banco Santander SA ADR	194,800	2,816,808
Bank of America Corp	382,842	5,662,233

DOMINI SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

SECURITY	SHARES	VALUE
Financials (Continued)
Bank of New York Mellon Corp/The	258,900	$7,078,326
Chubb Corp	79,100	3,652,838
Citigroup Inc	10,300	32,651
Comerica Inc	114,300	2,724,912
First Horizon National Corp (a)	267,800	3,433,196
Genworth Financial Inc	334,300	2,306,670
Goldman Sachs Group Inc/The	64,000	10,451,200
Hudson City Bancorp Inc	365,600	5,140,336
JPMorgan Chase & Co	466,395	18,026,167
Keycorp	221,100	1,277,958
MetLife Inc	199,700	6,779,815
NYSE Euronext	139,652	3,763,621
Popular Inc	11,219	14,248
State Street Corp	66,700	3,355,010
US Bancorp	5,831	119,011
Wells Fargo & Co	426,356	10,428,668

		92,190,623

Health Care - 14.2%
Amgen Inc (a)	307,265	19,145,683
Becton Dickinson and Co	54,955	3,580,318
Biogen Idec Inc (a)	56,300	2,677,065
Boston Scientific Corp (a)	233,600	2,508,864
Forest Laboratories Inc (a)	199,700	5,158,251
Gilead Sciences Inc (a)	151,110	7,393,812
Intuitive Surgical Inc (a)	8,900	2,023,148
Johnson & Johnson	501,027	30,507,534
King Pharmaceuticals Inc (a)	355,100	3,220,757
McKesson Corp	131,500	6,726,225
Medtronic Inc	205,683	7,285,292
Watson Pharmaceuticals Inc (a)	129,500	4,497,535

		94,724,484

Industrials - 7.3%
3M Co	103,828	7,321,950
Cooper Industries Ltd Cl A	205,888	6,784,010
CSX Corp	107,000	4,292,840
Cummins Inc	59,236	2,547,740
Emerson Electric Co	3,634	132,205
First Solar Inc (a)	12,346	1,906,099
Flowserve Corp	25,400	2,051,558
Herman Miller Inc	2,241	37,223
Illinois Tool Works Inc	3,600	145,980
Interface Inc Cl A	5,681	39,426
JetBlue Airways Corp (a)	4,861	24,840
Norfolk Southern Corp	92,400	3,996,300
Pitney Bowes Inc	104,900	2,166,185
Quanta Services Inc (a)	171,000	3,986,010
RR Donnelley & Sons Co	431,668	6,000,185
Ryder System Inc	122,300	4,296,399
Southwest Airlines Co	5,734	45,012
SunPower Corp Cl A (a)	479	15,424
United Parcel Service Inc Cl B	45,950	2,468,894

		48,258,280

Information Technology - 21.6%
Agilent Technologies Inc (a)	1,560	36,223
Apple Inc (a)	114,465	18,702,435
Applied Materials Inc	6,140	84,732
Cisco Systems Inc (a)	483,859	10,649,737
Dell Inc (a)	360,185	4,819,275
eBay Inc (a)	91,776	1,950,240
EMC Corp/ Massachusetts (a)	4,400	66,264
Google Inc (a)	29,395	13,023,455
Hewlett-Packard Co	101,998	4,416,513
Intel Corp	414,386	7,976,931
International Business Machines Corp	191,918	22,632,890
JDS Uniphase Corp (a)	545,900	3,198,974
Juniper Networks Inc (a)	1,500	39,195
Micron Technology Inc (a)	567,200	3,624,408
Microsoft Corp	1,019,927	23,988,683
Motorola Inc	7,500	53,700
National Semiconductor Corp	343,500	5,173,110
Oracle Corp	427,400	9,458,362
Power Integrations Inc	1,419	41,563
QUALCOMM Inc	3,351	154,850
Salesforce.com Inc (a)	73,900	3,202,826

DOMINI SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

SECURITY	SHARES	VALUE
Information Technology (Continued)
SanDisk Corp (a)	98,700	$1,758,834
Symantec Corp (a)	272,800	4,072,904
Texas Instruments Inc	4,455	107,143
Total System Services Inc	300,200	4,406,936
Xerox Corp	4,497	36,830

		143,677,013

Materials - 1.9%
Eastman Chemical Co	99,300	4,931,237
International Paper Co	7,165	134,774
Lubrizol Corp	124,400	7,206,492
MeadWestvaco Corp	4,506	87,822
Nucor Corp	1,282	57,011

		12,417,336

Telecommunication Services - 6.1%
AT&T Inc	618,819	16,231,622
France Telecom SA ADR	254,930	6,482,870
Sprint Nextel Corp (a)	268,859	1,075,436
Telefonica SA ADR	44,300	3,306,552
United States Cellular Corp (a)	52,100	1,866,222
Verizon Communications Inc	363,091	11,644,328

		40,607,030

Utilities - 2.2%
AES Corp/The (a)	516,600	6,607,314
National Grid PLC ADR	88,000	4,120,160
Pepco Holdings Inc	286,300	4,116,994

		14,844,468

Total Investments - 99.1%
(Cost $620,886,836) (b)		$659,466,374

Other Assets, less liabilities - 0.9%		6,022,513

Net Assets - 100.0%		$665,488,887

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $623,332,417. The aggregate gross unrealized appreciation is $83,683,988 and the aggregate gross unrealized depreciation is $47,550,031, resulting in net unrealized appreciation of $36,133,957.

ADR - American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI EUROPEAN SOCIAL EQUITY FUND

Performance Commentary

For the year ended July 31, 2009, the Fund’s Investor shares declined -28.70%, lagging the MSCI Europe index, which fell by -24.96%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the MSCI Europe:

•	Stock in the French pharmaceutical company Sanofi-Aventis rose in the first half of the period on speculation that it would acquire the Czech pharmaceutical company Zentiva.

•	The Italian bank UniCredit saw shares decline in the first half of the year, but gained in the second half during which the Fund held its stock.

•	France Telecom lost less than the benchmark, helped by increasing confidence in cash flow generation and an attractive dividend yield.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•	Royal Bank of Scotland and Bank of Ireland were badly hurt by the continuing credit crisis.

•	The stock of Swiss Reinsurance declined as a result of weak 2008 results and the company’s announcement of a capital raise.

The Fund’s relative performance was helped by its stock selection in the materials sector and by its overweighting to the telecommunications and healthcare sectors. The Fund was hurt the most by weak stock selection in the financial, consumer discretionary, and industrials sectors.

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS	COMPANY	% NET ASSETS
Novartis	4.0%	GlaxoSmithKline	2.9%
Banco Santander	3.6%	Vivendi	2.7%
Vodafone Group	3.5%	StatoilHydro	2.5%
Sanofi-Aventis	3.1%	Roche Holdings	2.5%
BG Group	3.0%	Telefonica	2.3%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS

		Investor shares	MSCI Europe
As of 7-31-09	1 Year	-28.70%	-24.96%
	3 Year	-9.84%	-5.20%
	Since Inception (10-3-05)	-2.25%	0.27%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI EUROPEAN SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EUROPE1

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.80% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.60% of its average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

AVERAGE ANNUAL TOTAL RETURNS

		Class A shares shares (with 4.75% maxi- mum Sales Charge)[1]	Class A shares shares (without Sales Charge)[1]	MSCI Europe
As of 7-31-09	1 Year	-32.08%	-28.70%	-24.96%
	3 Year	-11.30%	-9.84%	-5.20%
	Since Inception (10-3-05)	-3.48%	-2.25%	0.27%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI EUROPEAN SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EUROPE (with 4.75% maximum sales charge)1

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 3.71% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.57% of its average daily net assets representing Class A shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

[1]

Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares.

DOMINI EUROPEAN SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Austria – 1.8%
Immoeast AG (a)	Real Estate	35,335	$97,186
IMMOFINANZ AG (a)	Real Estate	51,385	107,091
OMV AG	Energy	19,758	780,132

			984,409

Belgium – 1.9%
Delhaize Group	Food & Staples Retailing	8,294	589,940
Fortis (a)	Diversified Financials	77,101	298,416
KBC Ancora (a)	Diversified Financials	11,437	130,367

			1,018,723

Denmark – 0.9%
FLSmidth & Co A/S (a)	Capital Goods	2,805	121,240
H Lundbeck A S	Pharma, Biotech & Life Sciences	13,973	269,384
Novo Nordisk AS	Pharma, Biotech & Life Sciences	1,888	110,544

			501,168

Finland – 0.8%
Kone OYJ Cl B	Capital Goods	5,962	201,764
Nokia OYJ	Technology Hardware & Equipment	4,483	59,363
Tietoenator OYJ	Software & Services	9,433	160,751

			421,878

France – 17.8%
AXA SA	Insurance	7,448	156,596
BNP Paribas	Banks	14,706	1,066,449
Ciments Francais SA Cl A	Materials	596	57,906
Credit Agricole SA	Banks	22,376	317,712
Eiffage SA	Capital Goods	5,670	376,007
France Telecom SA	Telecommunication Services	37,371	927,728
Gecina SA	Real Estate	1,189	97,366
Natixis (a)	Banks	168,640	436,816
Peugeot SA (a)	Automobiles & Components	15,850	478,190
PPR	Retailing	3,223	357,282
Publicis Groupe SA	Media	5,763	203,772
Sanofi-Aventis SA	Pharma, Biotech & Life Sciences	25,144	1,638,378
Schneider Electric SA	Capital Goods	6,812	615,583
SCOR SE	Insurance	4,728	112,914
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	62,091	471,750
Unibail-Rodamco SE	Real Estate	1,592	276,715
Vinci SA	Capital Goods	9,145	462,992
Vivendi SA	Media	55,600	1,420,855
Wendel	Capital Goods	1,672	66,350

			9,541,361

DOMINI EUROPEAN SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Germany – 9.2%
Allianz SE	Insurance	5,906	$579,427
Continental AG (a)	Automobiles & Components	3,091	105,832
Deutsche Lufthansa AG	Transportation	35,400	475,786
Deutsche Telekom AG	Telecommunication Services	87,280	1,112,434
Hannover Rueckvers (a)	Insurance	5,035	203,800
Henkel AG & Co KGaA	Household & Personal Products	26,200	958,342
Infineon Technologies AG (a)	Semiconductors & Semiconductor Equipment	32,077	131,429
Linde AG	Materials	1,820	170,868
Metro AG	Food & Staples Retailing	1,519	87,499
Muenchener Ruckvers AG	Insurance	3,123	469,728
Prosiebensat1 Media AG	Media	20,292	127,734
Suedzucker AG	Food & Beverage	25,045	523,381

			4,946,260

Greece – 0.9%
Public Power Corp (a)	Utilities	22,585	489,904

			489,904

Ireland – 0.8%
Anglo Irish Bank Ltd (a)(c)	Banks	80,825	0
Kerry Group Cl A	Food & Beverage	1,978	46,608
DCC Plc	Capital Goods	4,183	88,957
Smurfit Kappa Group PLC	Materials	53,973	313,733

			449,298

Italy – 4.9%
Banco Popolare (a)	Banks	12,593	101,231
Buzzi Unicem SPA	Materials	17,964	267,673
Exor SPA	Diversified Financials	3,335	55,887
Fiat SPA (a)	Automobiles & Components	13,210	145,708
Intesa Sanpaolo SpA (a)	Banks	14,473	53,606
Italcementi SpA	Materials	35,479	461,506
Telecom Italia SpA	Telecommunication Services	399,353	621,669
Unicredit SPA (a)	Banks	317,243	924,280

			2,631,560

Japan – 0.4%
Nippon Mining Holdings Inc	Energy	33,500	158,359
Toyo Seikan Kaisha Ltd	Materials	3,500	74,636

			232,995

Netherlands – 4.1%
Corporate Express NV (a)(c)	Commercial Services & Supplies	10,034	131,588
ING Groep NV	Diversified Financials	22,190	283,076
Koninklijke Ahold NV	Food & Staples Retailing	85,791	970,486
Koninklijke DSM NV	Materials	4,790	170,319
SNS Reaal	Diversified Financials	44,181	252,430
Unilever NV	Food & Beverage	13,326	362,178

			2,170,077

Norway – 3.2%
Fred Olsen Energy ASA	Energy	7,500	271,641
Statoilhydro ASA	Energy	62,674	1,333,728
TGS NopecGeophysical (a)	Energy	7,800	88,037

			1,693,406

DOMINI EUROPEAN SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Poland – 0.5%
Polskie Gornictwo Naftowe I Gazownictwo SA (a)	Energy	172,992	$263,432

			263,432

Spain – 8.3%
Banco Santander SA	Banks	133,096	1,917,160
Bankinter SA	Banks	4,137	46,746
Banco Bilbao Vizcaya Argentaria SA	Banks	65,267	1,065,972
Criteria Caixacorp SA	Diversified Financials	38,803	185,669
Telefonica SA	Telecommunication Services	48,808	1,207,843

			4,423,390

Sweden – 4.3%
Assa Abloy AB Cl B	Capital Goods	34,887	569,853
Boliden AB	Materials	28,980	309,280
Electrolux AB Cl B (a)	Consumer Durables & Apparel	16,315	302,325
Niscayah Group AB Cl B	Commercial & Professional Services	77,254	135,732
Svenska Cellulosa Cl B	Materials	37,136	472,783
Telefonaktiebolaget LM Ericsson Cl B	Technology Hardware & Equipment	54,626	530,866

			2,320,839

Switzerland – 8.3%
Baloise Holding AG	Insurance	2,535	200,680
Clariant AG (a)	Materials	23,722	176,331
Holcim Ltd (a)	Materials	5,311	320,264
Novartis AG	Pharma, Biotech & Life Sciences	47,373	2,154,179
Roche Holdings AG	Pharma, Biotech & Life Sciences	8,482	1,327,960
Schindler Holding AG	Capital Goods	3,940	252,599

			4,432,013

United Kingdom – 28.1%
Antofagasta PLC	Materials	52,209	655,220
Autonomy Corp PLC (a)	Software & Services	3,900	75,971
Aviva PLC	Insurance	117,713	684,490
Barclays PLC	Banks	190,926	956,860
BG Group PLC	Energy	96,924	1,605,247
Compass Group PLC	Consumer Services	8,417	45,002
Experian PLC	Commercial & Professional Services	98,814	809,265
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	82,887	1,578,889
Home Retail Group PLC	Retailing	14,413	75,029
HSBC Holdings PLC	Banks	112,043	1,125,183
ICAP PLC	Diversified Financials	68,584	516,207
International Power PLC	Utilities	110,296	466,735
Investec PLC	Diversified Financials	30,010	200,998
J Sainsbury PLC	Food & Staples Retailing	68,602	361,098
Kingfisher PLC	Retailing	143,964	507,772
National Grid PLC	Utilities	13,975	129,396
Next PLC	Retailing	4,523	127,849
Old Mutual PLC	Insurance	441,166	700,815
RSA Insurance Group PLC	Insurance	84,727	177,828
Sage Group PLC/The	Software & Services	33,344	108,016
Standard Chartered PLC	Banks	17,772	418,674
Thomas Cook Group PLC	Consumer Services	71,098	255,777

DOMINI EUROPEAN SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Thomson Reuters PLC	Media	19,395	$615,749
Travis Perkins PLC	Capital Goods	4,849	65,477
Trinity Mirror Plc	Media	75,285	102,033
Unilever PLC	Food & Beverage	30,407	796,482
Vodafone Group PLC	Telecommunication Services	909,715	1,850,525

			15,012,587

United States – 2.2%
Eastman Chemical Co	Materials	1,400	69,524
Lubrizol Corp	Materials	1,900	110,067
Noble Corp (a)	Energy	8,400	284,424
Rock Tenn Co Cl A	Materials	1,200	53,952
Southwestern Energy Co (a)	Energy	15,800	654,594

			1,172,561

Total Investments – 98.4% (Cost $55,730,636) (b)			52,705,861

Other Assets, less liabilities – 1.6%			837,281

Net Assets – 100.0%			$53,543,142

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $56,279,089. The aggregate gross unrealized appreciation is $6,207,649 and the aggregate gross unrealized depreciation is $9,780,877, resulting in net unrealized depreciation of $3,573,228.
(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND

Performance Commentary

For the year ended July 31, 2009, the Fund’s Investor shares declined -14.56%, lagging the MSCI All Country Asia Pacific index, which fell -13.06%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the MSCI All Country Asia Pacific index:

•	The Hong Kong auto and electric appliance company BYD gained dramatically, helped by Chinese demand for automobiles and improved sales of handset telephones.

•	Despite mixed results in fiscal 2008, stock in the Chinese property developer Agile Property Holdings rose due to positive projections.

•	The Singaporean investment holding company Jardine Cycle & Carriage gained due to strong results in the first quarter of 2009 and improving fundamentals.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•	Stock in the Australian company BlueScope Steel declined as previously solid domestic demand for steel turned weaker and overseas demand worsened.

•	Stock in the Japanese financial company Orix declined as the market became concerned about the company’s ability to obtain financing.

•	Stock in the Australian financial company Babcock & Brown declined in the latter half of 2008, mostly due to the ongoing credit crisis.

The Fund’s relative performance was helped by its stock selection in the industrials, financial, and consumer discretionary sectors. The Fund was hurt by stock selection in the telecommunications and healthcare sectors.

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS	COMPANY	% NET ASSETS
Takeda Pharmaceutical	2.3%	National Australia Bank	1.9%
Honda Motor	2.1%	LG Electronics	1.8%
Astellas Pharma	2.0%	Seven & I Holdings	1.8%
Nissan Motor	2.0%	Quanta Computer	1.6%
Toppan Printing	2.0%	AGL Energy	1.6%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS

		Investor shares	MSCI AC Asia Pacific
As of 7-31-09	1 Year	-14.56%	-13.06%
	Since Inception (12-27-06)	-9.70%	-5.67%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI PACASIA SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI AC ASIA PACIFIC

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 2.48% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.60% of its average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International All Country Asia Pacific (MSCI AC Asia Pacific) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS

		Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	MSCI AC Asia Pacific
As of 7-31-09	1 Year	-18.62%	-14.56%	-13.06%
	Since Inception (12-27-06)	-11.38%	-9.70%	-5.67%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI PACASIA SOCIAL EQUITY FUND CLASS A SHARES AND MSCI AC ASIA PACIFIC (with 4.75% maximum sales charge)1

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 9.30% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.57% of its average daily net assets representing Class A shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International All Country Asia Pacific (MSCI AC Asia Pacific) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

[1]

Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares.

DOMINI PACASIA SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Australia – 11.0%
AGL Energy Ltd	Utilities	27,660	$342,628
Amcor Ltd/Australia	Materials	8,640	35,555
Asciano Group (a)	Transportation	45,947	61,117
Bendigo and Adelaide Bank Ltd	Banks	13,131	89,515
BlueScope Steel Ltd	Materials	83,457	233,817
CFS Retail Property Trust	Real Estate	28,220	40,235
Computershare Ltd	Software & Services	2,780	22,719
Fairfax Media Ltd	Media	64,733	79,378
National Australia Bank Ltd	Banks	20,278	410,158
OneSteel Ltd	Materials	44,517	110,658
Origin Energy Ltd	Energy	8,139	98,112
QBE Insurance Group Ltd	Insurance	7,610	123,368
Suncorp-Metway Ltd	Insurance	43,756	258,273
Telstra Corp Ltd	Telecommunication Services	64,483	189,236
Westpac Banking Corp	Banks	16,400	295,724

			2,390,493

Austria – 0.4%
OMV AG	Energy	2,445	96,539

			96,539

China – 6.0%
Agile Property Holdings Ltd	Real Estate	145,260	205,050
Byd Co Ltd (a)	Capital Goods	21,846	120,927
Chaoda Modern Agriculture Holdings Ltd	Food & Beverage	246,000	167,914
China Life Insurance Co Ltd	Insurance	31,190	138,442
Guangzhou R&F Properties Co Ltd	Real Estate	18,800	41,481
Hengan International Group Co Ltd	Household & Personal Products	9,566	55,668
Hopson Development Holdings Ltd	Real Estate	41,357	66,384
Ping An Insurance Group Co of China Ltd	Insurance	2,500	22,113
Semiconductor Manufacturing International Corp (a)	Semiconductors & Semiconductor Equipment	1,252,000	67,850
Shenzhen Investment Ltd	Real Estate	64,000	31,711
Shimao Property Holdings Ltd	Real Estate	81,000	163,044
Soho China Ltd	Real Estate	215,000	136,767
TPV Technology Ltd	Technology Hardware & Equipment	150,950	82,194

			1,299,545

Hong Kong – 9.3%
Esprit Holdings Ltd	Retailing	6,500	46,715
First Pacific Co	Food & Beverage	78,389	50,067
Great Eagle Holdings Ltd	Real Estate	27,874	64,523
Guoco Group Ltd	Diversified Financials	10,000	94,193
Henderson Land Development Co Ltd	Real Estate	29,733	197,004
Hongkong Land Holdings Ltd	Real Estate	25,000	97,250
Hysan Development Co Ltd	Real Estate	36,191	98,299
Jardine Matheson Holdings Ltd	Capital Goods	6,111	175,997

DOMINI PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong (Continued)
Jardine Strategic Holdings Ltd	Capital Goods	9,531	$154,974
New World Development Ltd	Real Estate	92,406	220,104
PCCW Ltd	Telecommunication Services	79,000	21,508
Sino Land Co	Real Estate	24,664	50,346
Sun Hung Kai Properties Ltd	Real Estate	6,065	91,953
Swire Pacific Ltd Cl A	Real Estate	24,167	270,669
Techtronic Industries Co	Consumer Durables & Apparel	55,500	46,262
Wharf Holdings Ltd	Real Estate	33,675	158,597
Wheelock & Co Ltd	Real Estate	63,221	177,426

			2,015,887

India – 4.0%
Hero Honda Motors Ltd	Automobiles & Components	7,379	246,216
JSW Steel Ltd	Materials	9,830	142,899
Mahanagar Telephone Nigam	Telecommunication Services	48,494	103,663
Punjab National Bank Ltd	Banks	13,468	193,804
Sterlite Industries India Ltd	Materials	10,813	145,451
Videocon Industries Ltd	Consumer Durables & Apparel	11,549	43,679

			875,712

Indonesia – 0.7%
Perusahaan Gas Negara PT	Utilities	433,000	152,695

			152,695

Japan – 43.6%
Aeon Co Ltd	Food & Staples Retailing	9,464	91,463
Alps Electric Co Ltd	Technology Hardware & Equipment	6,600	36,606
Amada Co Ltd	Capital Goods	45,189	285,768
Aoyama Trading Co Ltd	Retailing	7,790	130,931
Asahi Kasei Corp	Materials	28,640	147,119
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	11,684	443,083
Brother Industries Ltd	Technology Hardware & Equipment	5,952	53,333
Central Japan Railway Co	Transportation	43	257,923
Chiba Bank Ltd/The	Banks	15,000	96,749
COMSYS Holdings Corp	Capital Goods	11,500	132,402
Credit Saison Co Ltd	Diversified Financials	12,700	164,895
Daicel Chemical Industries Ltd	Materials	7,000	44,341
Daito Trust Construction Co Ltd	Real Estate	2,000	97,904
Daiwa House Industry Co Ltd	Real Estate	9,769	100,466
Eisai Co Ltd	Pharma, Biotech & Life Sciences	4,600	162,845
FamilyMart Co Ltd	Food & Staples Retailing	2,400	77,651
FUJIFILM Holdings Corp	Consumer Durables & Apparel	10,018	325,181
Fukuoka Financial Group Inc	Banks	24,983	108,913
Hokuhoku Financial Group Inc	Banks	61,846	140,330
Honda Motor Co Ltd	Automobiles & Components	14,498	464,509
Japan Retail Fund Investment Corp	Real Estate	28	139,713
Kamigumi Co Ltd	Transportation	4,000	33,153
KDDI Corp	Telecommunication Services	27	142,381
Konica Minolta Holdings Inc	Technology Hardware & Equipment	17,000	184,831

DOMINI PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Kyocera Corp	Technology Hardware & Equipment	2,675	$214,124
Leopalace21 Corp	Real Estate	5,185	44,173
Mitsui Fudosan Co Ltd	Real Estate	5,486	100,275
Mitsui OSK Lines Ltd	Transportation	18,394	111,491
Mitsumi Electric Co Ltd	Technology Hardware & Equipment	3,400	83,397
Nintendo Co Ltd	Software & Services	493	132,527
Nippon Express Co Ltd	Transportation	27,691	126,536
Nippon Mining Holdings Inc	Energy	15,041	71,101
Nissan Motor Co Ltd	Automobiles & Components	59,337	429,468
Nitto Denko Corp	Materials	2,100	67,283
Nomura Holdings Inc	Diversified Financials	16,051	139,779
NTT Data Corp	Software & Services	48	160,849
ORIX Corp	Diversified Financials	3,993	251,253
Ricoh Co Ltd	Technology Hardware & Equipment	8,010	104,506
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	4,300	318,000
Seiko Epson Corp	Technology Hardware & Equipment	3,455	52,844
Seino Holdings Corp	Transportation	27,800	216,396
Seven & I Holdings Co Ltd	Food & Staples Retailing	16,579	386,631
Sony Corp	Consumer Durables & Apparel	11,094	311,744
Sumitomo Trust & Banking Co Ltd/The	Banks	32,290	175,705
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	12,646	508,789
Tokuyama Corp	Materials	18,629	140,116
Tokyo Gas Co Ltd	Utilities	33,000	120,290
Tokyo Steel Manufacturing Co Ltd	Materials	15,500	170,965
Toppan Printing Co Ltd	Commercial & Professional Services	42,297	429,213
Toyo Seikan Kaisha Ltd	Materials	15,779	336,482
Yamada Denki Co Ltd	Retailing	1,640	101,989
Yamaguchi Financial Group Inc	Banks	1,172	15,943
Yamato Holdings Co Ltd	Transportation	20,773	307,029

			9,491,388

Malaysia – 2.0%
AMMB Holdings Bhd	Diversified Financials	65,600	74,494
MMC Corp Bhd	Commercial & Professional Services	31,600	21,799
PPB Group Bhd	Food & Beverage	17,291	72,158
RHB Capital Bhd	Banks	16,800	21,939
Telekom Malaysia Bhd	Telecommunication Services	135,400	114,931
Tenaga Nasional Bhd	Utilities	60,056	138,951

			444,272

New Zealand – 1.4%
Telecom Corp of New Zealand Ltd	Telecommunication Services	126,259	231,081
Vector Ltd	Utilities	56,693	75,021

			306,102

DOMINI PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Norway – 0.7%
Fred Olsen Energy ASA	Energy	2,100	$76,060
StatoilHydro ASA	Energy	3,465	73,736

			149,796

Singapore – 2.6%
CapitaCommercial Trust	Real Estate	88,000	52,175
DBS Group Holdings Ltd	Banks	2,300	22,138
Jardine Cycle & Carriage Ltd	Retailing	20,662	338,146
STATS ChipPAC Ltd (a)	Semiconductors & Semiconductor Equipment	43,000	22,364
Suntec Real Estate Investment Trust	Real Estate	72,000	54,423
Venture Corp Ltd	Technology Hardware & Equipment	10,000	66,225

			555,471

South Korea – 8.0%
Dongbu Insurance Co Ltd	Insurance	1,650	42,250
GS Holdings Corp	Energy	3,018	80,967
Hana Financial Group Inc	Banks	2,348	66,911
Korea Investment Holdings Co Ltd	Diversified Financials	2,780	90,765
Korea Zinc Co Ltd	Materials	1,074	122,860
KT Corp	Telecommunication Services	5,961	192,682
LG Corp	Capital Goods	3,278	176,684
LG Electronics Inc	Consumer Durables & Apparel	3,800	400,668
LG Telecom Ltd	Telecommunication Services	15,570	109,530
Lotte Shopping Co Ltd	Retailing	642	160,735
Woori Finance Holdings Co Ltd (a)	Banks	14,177	162,178
Woori Investment & Securities Co Ltd	Diversified Financials	9,150	137,824

			1,744,054

Taiwan – 5.8%
Acer Inc	Technology Hardware & Equipment	42,928	90,547
Advanced Semiconductor Engineering Inc	Semiconductors & Semiconductor Equipment	78,000	56,227
Compal Electronics Inc	Technology Hardware & Equipment	163,000	159,979
HTC Corp (a)	Technology Hardware & Equipment	5,161	70,396
Lite-On Technology Corp	Technology Hardware & Equipment	154,000	175,320
MediaTek Inc	Semiconductors & Semiconductor Equipment	9,495	136,457
Mega Financial Holding Co Ltd	Banks	155,000	80,788
Quanta Computer Inc	Technology Hardware & Equipment	182,709	345,837
Taiwan Cooperative Bank	Banks	229,008	141,001

			1,256,552

Thailand – 1.0%
Bangkok Bank PCL	Banks	66,718	220,563

			220,563

DOMINI PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United States – 1.2%
National Oilwell Varco Inc (a)	Energy	600	$21,564
Noble Corp (a)	Energy	1,326	44,898
Southwestern Energy Co (a)	Energy	3,706	153,540
Tidewater Inc	Energy	743	33,435

			253,437

Total Investments – 97.7% (Cost $20,391,888) (b)			21,252,506

Other Assets, less liabilities – 2.3%			493,177

Net Assets – 100.0%			$21,745,683

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $21,023,853. The aggregate gross unrealized appreciation is $2,892,838 and the aggregate gross unrealized depreciation is $2,664,185, resulting in net unrealized depreciation of $228,653.

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

Performance Commentary

For the year ended July 31, 2009, the Fund’s Investor shares declined -25.72%, lagging the MSCI EAFE index, which fell -22.16%.

The following were among the companies held in the Fund’s portfolio that helped performance the most, relative to the MSCI EAFE:

•	The stock of the British bank Barclays rose during the latter half of the year as the company announced it would sell its asset management division, Barclays Global Investors.

•	Stock in the French pharmaceutical company Sanofi-Aventis rose in the first half of the period on speculation that it would acquire the Czech pharmaceutical company Zentiva.

•	The Singaporean investment holding company Jardine Cycle & Carriage gained due to strong results in the first quarter of 2009 and improving fundamentals.

The following were among the companies in the portfolio that hurt the Fund’s relative performance the most:

•	Royal Bank of Scotland and Bank of Ireland were badly hurt by the continuing credit crisis.

•	Shares of HSBC Holdings dropped at the beginning of 2009 on increasing fears of further write-downs, and the possibility of a cut in dividends and a capital raise.

The Fund benefited the most from its stock selection in the information technology sector, and its overweighting to the healthcare sector. The Fund was hurt the most by stock selection in the financial, consumer discretionary, and energy sectors.

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS	COMPANY	% NET ASSETS
Vodafone Group	2.7%	StatoilHydro	2.0%
Novartis	2.5%	Takeda Pharmaceutical	1.6%
Sanofi-Aventis	2.5%	Telefonica	1.5%
Banco Santander	2.4%	Vivendi	1.5%
GlaxoSmithKline	2.0%	Barclays	1.5%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS

		Investor shares	MSCI EAFE
As of 7-31-09	1 Year	-25.72%	-22.16%
	Since Inception (12-27-06)	-15.60%	-10.04%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 3.19% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.60% of its average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS

		Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	MSCI EAFE
As of 7-31-09	1 Year	-29.24%	-25.72%	-22.16%
	Since Inception (12-27-06)	-17.16%	-15.60%	-10.04%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (with 4.75% maximum sales charge)1

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 10.79% of net assets. Until November 30, 2009, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that expenses paid by the Fund will not exceed, on a per annum basis, 1.57% of its average daily net assets representing Class A shares, absent an earlier modification by the Board of Trustees, which oversees the Funds.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

[1]

Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008, is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Australia – 4.2%
AGL Energy Ltd	Utilities	28,821	$357,008
BlueScope Steel Ltd	Materials	24,489	68,610
National Australia Bank Ltd	Banks	9,897	200,184
OneSteel Ltd	Materials	11,862	29,486
Origin Energy Ltd	Energy	7,880	94,990
Suncorp-Metway Ltd	Insurance	40,631	239,828
Westpac Banking Corp	Banks	9,158	165,137

			1,155,243

Austria – 1.1%
EVN AG	Utilities	1,434	23,828
Immoeast AG (a)	Real Estate	29,148	80,170
Mayr Melnhof Karton AG	Materials	302	28,164
OMV AG	Energy	4,516	178,311

			310,473

Belgium – 1.8%
D’ieteren SA	Retailing	118	25,346
Delhaize Group	Food & Staples Retailing	3,621	257,556
Fortis (a)	Diversified Financials	30,803	119,222
Omega Pharma SA	Health Care Equipment & Services	801	25,097
UCB SA	Pharma, Biotech & Life Sciences	2,011	66,145

			493,366

China – 0.3%
Agile Property Holdings Ltd	Real Estate	38,000	53,641
Chaoda Modern Agriculture Holdings Ltd	Food & Beverage	49,920	34,074

			87,715

Denmark – 1.1%
FLSmidth & Co A/S (a)	Capital Goods	2,624	113,418
H Lundbeck A/S	Pharma, Biotech & Life Sciences	6,932	133,641
Novo Nordisk A/S	Pharma, Biotech & Life Sciences	881	51,583

			298,642

Finland – 0.2%
Kone OYJ Cl B	Capital Goods	1,533	51,879

			51,879

France – 12.9%
BNP Paribas	Banks	4,653	337,425
Ciments Francais SA Cl A	Materials	916	88,997
Credit Agricole SA	Banks	7,978	113,278
Eiffage SA	Capital Goods	2,411	159,886
France Telecom SA	Telecommunication Services	14,564	361,548
Gecina SA	Real Estate	698	57,159
Natixis (a)	Banks	59,202	153,347
PEUGEOT SA (a)	Automobiles & Components	5,105	154,016
PPR	Retailing	1,053	116,729
Sanofi-Aventis SA	Pharma, Biotech & Life Sciences	10,276	669,582

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France (Continued)
Schneider Electric SA	Capital Goods	3,034	$274,175
SCOR SE	Insurance	4,010	95,767
Societe BIC SA	Commercial & Professional Services	1,202	71,684
Vinci SA	Capital Goods	7,240	366,546
Vivendi	Media	16,008	409,084
Wendel	Capital Goods	1,877	74,485

			3,503,708

Germany – 6.0%
Allianz SE	Insurance	1,447	141,962
Continental AG (a)	Automobiles & Components	875	29,959
Deutsche Lufthansa AG	Transportation	6,962	93,571
Deutsche Telekom AG	Telecommunication Services	29,440	375,230
Hannover Rueckversicherung AG (a)	Insurance	1,759	71,199
Henkel AG & Co KGaA	Household & Personal Products	6,342	231,977
Infineon Technologies AG (a)	Semiconductors & Semiconductor Equipment	20,531	84,122
Muenchener Rueckversicherungs AG	Insurance	1,862	280,062
ProSiebenSat.1 Media AG	Media	7,554	47,551
Salzgitter AG	Materials	715	72,124
Suedzucker AG	Food & Beverage	10,548	220,428

			1,648,185

Greece – 0.7%
Public Power Corp SA (a)	Utilities	8,209	178,066

			178,066

Hong Kong – 4.7%
First Pacific Co	Food & Beverage	78,000	49,820
Great Eagle Holdings Ltd	Real Estate	28,145	65,151
Guoco Group Ltd	Diversified Financials	7,000	65,935
Henderson Land Development Co Ltd	Real Estate	9,000	59,632
Hongkong Land Holdings Ltd	Real Estate	45,000	175,050
Hysan Development Co Ltd	Real Estate	20,223	54,928
Jardine Matheson Holdings Ltd	Capital Goods	2,714	78,163
Jardine Strategic Holdings Ltd	Capital Goods	7,366	119,771
New World Development Ltd	Real Estate	69,864	166,410
Swire Pacific Ltd Cl A	Real Estate	15,466	173,218
Wharf Holdings Ltd	Real Estate	30,192	142,194
Wheelock & Co Ltd	Real Estate	48,250	135,410

			1,285,682

Ireland – 0.5%
Anglo Irish Bank Ltd (a)(c)	Banks	57,849	0
DCC Plc	Capital Goods	2,717	57,780
Smurfit Kappa Group PLC	Materials	13,883	80,699

			138,479

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Italy – 3.5%
Banco Popolare SC (a)	Banks	3,764	$30,258
Buzzi Unicem SpA	Materials	8,246	122,871
Exor SpA	Diversified Financials	3,392	56,842
Italcementi SpA	Materials	8,204	106,716
Telecom Italia SpA	Telecommunication Services	184,241	286,806
UniCredit SpA (a)	Insurance	124,240	361,970

			965,463

Japan – 22.3%
Aeon Co Ltd	Food & Staples Retailing	12,385	119,694
Amada Co Ltd	Capital Goods	26,861	169,866
Aoyama Trading Co Ltd	Retailing	4,596	77,249
Asahi Kasei Corp	Materials	13,000	66,780
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	9,800	371,638
Brother Industries Ltd	Technology Hardware & Equipment	3,300	29,570
Central Japan Railway Co	Transportation	20	119,964
Chiba Bank Ltd/The	Banks	12,012	77,476
COMSYS Holdings Corp	Capital Goods	3,300	37,994
Credit Saison Co Ltd	Diversified Financials	7,941	103,105
Daito Trust Construction Co Ltd	Real Estate	1,900	93,009
Daiwa House Industry Co Ltd	Real Estate	3,000	30,852
FamilyMart Co Ltd	Food & Staples Retailing	3,100	100,299
FUJIFILM Holdings Corp	Consumer Durables & Apparel	7,505	243,610
Fukuoka Financial Group Inc	Banks	32,451	141,469
Hokuhoku Financial Group Inc	Banks	50,000	113,451
Honda Motor Co Ltd	Automobiles & Components	9,163	293,578
Japan Retail Fund Investment Corp	Real Estate	15	74,846
Kamigumi Co Ltd	Transportation	11,000	91,171
KDDI Corp	Telecommunication Services	15	79,101
Konica Minolta Holdings Inc	Technology Hardware & Equipment	12,373	134,524
Kyocera Corp	Technology Hardware & Equipment	1,691	135,358
Leopalace21 Corp	Real Estate	4,900	41,745
Nintendo Co Ltd	Software & Services	272	73,118
Nippon Express Co Ltd	Transportation	6,000	27,417
Nippon Mining Holdings Inc	Energy	7,929	37,481
Nissan Motor Co Ltd	Automobiles & Components	44,427	321,553
NTT Data Corp	Software & Services	18	60,318
ORIX Corp	Diversified Financials	3,000	188,770
Ricoh Co Ltd	Technology Hardware & Equipment	4,484	58,502
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	3,737	276,364
Seiko Epson Corp	Technology Hardware & Equipment	2,885	44,126
Seino Holdings Corp	Transportation	15,893	123,711
Seven & I Holdings Co Ltd	Food & Staples Retailing	11,700	272,850
Sony Corp	Consumer Durables & Apparel	3,359	94,389
Sumitomo Trust & Banking Co Ltd/The	Banks	22,338	121,551

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	11,100	$446,589
Tokuyama Corp	Materials	7,608	57,223
Tokyo Gas Co Ltd	Utilities	23,000	83,838
Tokyo Steel Manufacturing Co Ltd	Materials	18,095	199,588
Toppan Printing Co Ltd	Commercial & Professional Services	35,154	356,728
Toyo Seikan Kaisha Ltd	Materials	8,419	179,532
Yamada Denki Co Ltd	Retailing	470	29,228
Yamaguchi Financial Group Inc	Banks	3,755	51,082
Yamato Holdings Co Ltd	Transportation	15,941	235,611

			6,085,918

Netherlands – 2.1%
ING Groep NV	Diversified Financials	8,441	107,681
Koninklijke Ahold NV	Food & Staples Retailing	26,606	300,973
SNS Reaal	Diversified Financials	21,305	121,727
TomTom NV (a)	Consumer Durables & Apparel	2,935	32,082

			562,463

New Zealand – 0.8%
Telecom Corp of New Zealand Ltd	Telecommunication Services	99,051	181,284
Vector Ltd	Utilities	30,860	40,837

			222,121

Norway – 3.0%
Fred Olsen Energy ASA	Energy	6,309	228,505
Seadrill Ltd	Energy	1,600	25,575
StatoilHydro ASA	Energy	25,189	536,032
TGS Nopec Geophysical Co ASA (a)	Energy	3,298	37,224

			827,336

Singapore – 1.2%
CapitaCommercial Trust	Real Estate	51,000	30,238
Jardine Cycle & Carriage Ltd	Retailing	15,817	258,855
Suntec Real Estate Investment Trust	Real Estate	60,000	45,352

			334,445

South Korea – 0.3%
LG Electronics Inc	Consumer Durables & Apparel	756	79,712

			79,712

Spain – 5.3%
Banco Bilbao Vizcaya Argentaria SA	Banks	17,553	286,684
Banco Santander SA	Banks	45,670	657,846
Criteria Caixacorp SA	Diversified Financials	16,576	79,315
Telefonica SA	Telecommunication Services	16,795	415,623

			1,439,468

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Sweden – 2.3%
Assa Abloy AB Cl B	Capital Goods	7,767	$126,869
Boliden AB	Materials	13,336	142,324
Electrolux AB Cl B (a)	Consumer Durables & Apparel	2,219	41,119
Securitas AB Cl B	Commercial & Professional Services	4,538	42,357
SSAB AB Cl A	Materials	1,852	24,023
Svenska Cellulosa AB Cl B	Materials	7,020	89,372
Telefonaktiebolaget LM Ericsson Cl B	Technology Hardware & Equipment	16,310	158,504

			624,568

Switzerland – 4.4%
Clariant AG (a)	Materials	5,246	38,995
Novartis AG	Pharma, Biotech & Life Sciences	15,171	689,866
Roche Holding AG	Pharma, Biotech & Life Sciences	2,129	333,321
Schindler Holding AG	Capital Goods	1,275	81,742
Schindler Holding AG	Capital Goods	810	51,930

			1,195,854

Taiwan – 0.4%
Quanta Computer Inc	Technology Hardware & Equipment	50,156	94,937

			94,937

United Kingdom – 18.0%
Antofagasta PLC	Materials	27,396	343,819
Autonomy Corp PLC (a)	Software & Services	1,500	29,219
Aviva PLC	Insurance	42,777	248,744
Barclays PLC	Banks	81,431	408,106
BG Group PLC	Energy	18,079	299,423
Carphone Warehouse Group PLC	Retailing	30,719	91,415
Experian PLC	Commercial & Professional Services	36,293	297,232
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	28,243	537,992
Home Retail Group PLC	Retailing	9,072	47,226
HSBC Holdings PLC	Banks	27,924	280,425
ICAP PLC	Diversified Financials	7,909	59,528
International Power PLC	Utilities	29,729	125,803
Investec PLC	Diversified Financials	37,348	250,146
J Sainsbury PLC	Food & Staples Retailing	27,585	145,198
Kingfisher PLC	Retailing	36,614	129,140
Next PLC	Retailing	3,623	102,409
Old Mutual PLC	Insurance	202,326	321,405
Reckitt Benckiser Group PLC	Household & Personal Products	562	26,796
Standard Chartered PLC	Banks	5,237	123,373
Thomas Cook Group PLC	Consumer Services	34,233	123,154
Thomson Reuters PLC	Media	5,729	181,883
Vodafone Group PLC	Telecommunication Services	355,506	723,164

			4,895,600

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

Total Investments – 97.1% (Cost $25,154,136) (b)	$26,479,323

Other Assets, less liabilities – 2.9%	792,077

Net Assets – 100.0%	$27,271,400

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $25,775,155. The aggregate gross unrealized appreciation is $2,727,171 and the aggregate gross unrealized depreciation is $2,023,003, resulting in net unrealized appreciation of $704,168.
(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Performance Commentary

For the year ended July 31, 2009, the Fund returned 9.15%, outperforming the Barclays Capital Intermediate Aggregate (BCIA) index, which returned 7.59%.

The Fund’s performance benefited the most from strong security selection among corporate bonds and commercial mortgage-backed securities. The Fund was also helped by its investment in project loans. A project loan is a community-focused investment that helps provide financing for developments like low-income housing projects and nursing homes. The Fund was hurt by its underweighting to mortgage-backed securities (residential).

As of July 31, 2009, the Domini Social Bond Fund was a Lipper Leader in four categories — Total Return, Preservation, Tax Efficiency and Expense — placing the fund in the top 20% of its peers for each category.

PORTFOLIO COMPOSITION (% OF NET ASSETS)

	Total Return[1]	Tax Efficiency[2]	Preservation[3]	Expense[4]
	US - BBB Corporate Debt		US - Fixed Income	US - No- Load BBB Corporate Debt
Overall & 3 Year Rating (Number of funds in peer group)	119	119	4074	36
5 Year Rating (Number of funds in peer group)	99	99	3612	4

All Lipper ratings reflect historical performance as of 7/31/09: 1. Total Return rating reflects funds’ historical total return performance relative to peers; 2. Tax Efficiency (US) rating reflects funds’ historical success in postponing taxable distributions relative to peers. Tax Efficiency (US) offers no benefit to investors in tax-sheltered accounts such as retirement plans. 3. Preservation rating reflects funds’ historical loss avoidance relative to other funds within the same asset class; Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically. 4. Expense rating reflects funds’ expense minimization relative to peers with similar load structures. A “5” rating is Lipper’s top rating, representing “Lipper Leader” status. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Preservation, Tax Efficiency, and Expense metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leader or a score of 5, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperweb.com. Lipper Leader Copyright 2009.

AVERAGE ANNUAL TOTAL RETURNS

		Investor shares	BCIA
As of 7-31-09	1 Year	9.15%	7.59%
	5 Year	4.67%	5.02%
	Since Inception (6-1-00)	5.65%	6.23%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND AND BCIA

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.43% of net assets. Until November 30, 2009, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 0.95% of its average daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. You may lose money.

During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2009

	Principal Amount	Value Note (1)
U.S. Government Agency Obligations – 29.8%
Fannie Mae:
1.875%, 4/20/2012	$2,500,000	$2,515,293
2.500%, 5/15/2014	4,840,000	4,783,435
5.000%, 10/15/2011	3,353,000	3,625,374
Federal Agriculture Mortgage Corporation:
6.680%, 6/10/2014	1,000,000	1,165,152
Freddie Mac:
1.500%, 1/7/2011	4,600,000	4,642,831
3.750%, 6/28/2013	525,000	553,429
3.750%, 3/27/2019	4,920,000	4,897,535
5.500%, 9/15/2011	3,017,000	3,285,435
U.S. Small Business Administration:
2003-10C 1, 3.530%, 5/1/2013	178,932	182,483
2003-20D 1, 4.760%, 4/1/2023	349,754	363,132
2003-20E 1, 4.640%, 5/1/2023	344,026	355,873
2003-20F 1, 4.070%, 6/1/2023	291,715	290,848
2003-20G 1, 4.350%, 7/1/2023	165,969	170,861

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,064,843)		26,831,681

U.S. Government Agency Mortgage Securities – 35.1%
Fannie Mae:
13743, 7.270%, VR, 11/1/2019	4,452	4,497
250168, 8.000%, 12/1/2009	1,424	1,444
252120, 7.500%, 8/1/2025	20,606	22,844
387231, 5.010%, 1/1/2015	1,010,871	1,071,085
463031, 4.360%, 12/1/2015 (c)	1,500,000	1,532,813
696355, 5.500%, 3/1/2033	865,789	901,245
789089, 5.500%, 8/1/2019	380,203	401,101
874332, 6.030%, 2/1/2022	1,136,984	1,232,648
895098, 7.000%, 8/1/2036	1,257,030	1,371,892
937881, 5.500%, 6/1/2022	1,079,963	1,132,744
995346, 6.500%, 9/1/2036	1,292,819	1,390,491
387621, 5.040%, 10/1/2023	401,404	402,328
873384, 5.170%, 2/1/2021	292,220	297,209
Fannie Mae CMO:
1990-99 K, 6.500%, 8/25/2020	11,487	12,438
1993-106 Z, 7.000%, 6/25/2013	5,201	5,548
2003-66 MB, 3.500%, 5/25/2023	376,547	379,724
2003-73 GA, 3.500%, 5/25/2031	433,591	434,604
2005-M1 A, 4.479%, 10/26/2031	137,759	142,339
Freddie Mac:
A18404, 5.500%, 2/1/2034	455,478	473,704
A30028, 6.000%, 11/1/2034	193,737	204,335
A51729, 6.500%, 8/1/2036	1,029,230	1,099,476
A62612, 5.500%, 6/1/2037	987,430	1,024,011
A69304, 5.500%, 11/1/2037	524,776	544,217
B11108, 5.500%, 11/1/2018	725,661	766,455

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

	Principal Amount	Value Note (1)
U.S. Government Agency Mortgage Securities (Continued)
B11109, 4.500%, 11/1/2018	$889,629	$928,095
C77635, 5.500%, 2/1/2033	971,912	1,011,410
Freddie Mac CMO:
1208 D, 3.080%, VR, 2/15/2022	15,106	15,498
2302 J, 6.500%, 4/15/2031	69,442	73,671
2628 LE, 3.250%, 6/15/2033	261,382	263,121
Ginnie Mae CMO:
2002-26 C, 5.988%, VR, 2/16/2024	87,296	88,464
2002-37 C, 5.878%, 6/16/2024	460,607	481,982
2002-9 C, 6.269%, 10/16/2027	885,398	948,113
2003-78 C, 5.382%, VR, 2/16/2031	1,000,000	1,072,434
2004-6 C, 4.660%, 7/16/2033	1,000,000	1,045,995
2004-77 AB, 4.368%, 11/16/2030	668,278	693,789
2005-42 B, 4.571%, 9/16/2027	1,000,000	1,043,755
2005-67 B, 4.751%, 10/16/2026	1,000,000	1,038,449
2005-87, 4.449%, 3/16/2025	652,934	670,365
2005-89, 4.811%, 5/16/2027	793,639	824,498
2006-9 B, 5.269%, 3/16/2037	1,000,000	1,064,644
Government National Mortgage Association:
2038, 8.500%, 7/20/2025	6,194	7,064
2380, 8.500%, 2/20/2027	11,962	13,661
3233, 5.500%, 5/20/2017	356,591	375,146
615760, 5.500%, 8/15/2028	323,463	339,566
696520, 6.000%, 8/15/2038	1,119,262	1,176,878
703850, 5.500%, 11/20/2038	1,030,737	1,074,167
720334, 4.500%, 7/20/2039	1,577,739	1,589,282
696471, 6.000%, 8/15/2038	870,610	915,427

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES (Cost $30,279,598)		31,604,666

Corporate Obligations – 22.2%
Air Products & Chemicals, 4.150%, 2/1/2013	700,000	712,632
Bank of New York Mellon-Mtn, 4.950%, 11/1/2012	700,000	748,679
CenterPoint Energy, Inc., 7.875%, 4/1/2013	700,000	754,761
Cisco Systems Inc., 5.500%, 2/22/2016	600,000	658,163
Coca-Cola Co, 5.350%, 11/15/2017	700,000	762,132
Comcast Corporation, 4.950%, 6/15/2016	600,000	613,037
Goldman Sachs Group Inc., 6.150%, 4/1/2018	700,000	749,214
Hewlett-Packard Co., 4.500%, 3/1/2013	700,000	742,358
IBM Corp, 5.700%, 9/14/2017	700,000	767,209
Johnson & Johnson, 5.550%, 8/15/2017	700,000	782,782
Kellogg Co., 4.250%, 3/6/2013	700,000	729,292
Kimberly-Clark, 6.125%, 8/1/2017	700,000	776,861
Kraft Foods Inc, 6.125%, 8/23/2018	700,000	768,765
Kroger Co., 7.500%, 1/15/2014	700,000	797,763
Northern Trust Company, 5.200%, 11/9/2012	700,000	746,996
Nucor Corp, 5.850%, 6/1/2018	700,000	753,609
NYSE EuroNext, 4.800%, 6/28/2013	700,000	732,757

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

	Principal Amount	Value Note (1)
Corporate Obligations (Continued)
Oracle Corp., 5.750%, 4/15/2018	$700,000	$771,599
PACCAR Inc, 6.375%, 2/15/2012	700,000	756,037
PepsiCo Inc., 7.900%, 11/1/2018	700,000	882,451
Praxair Inc., 4.625%, 3/30/2015	647,000	678,830
Procter & Gamble Company, 4.600%, 1/15/2014	700,000	749,084
Roche Holdings Inc, 6.000%, 3/1/2019	700,000	777,740
SBC Communications, 5.100%, 9/15/2014	600,000	643,563
Verizon Communications, 5.550%, 2/15/2016	700,000	747,033
Xerox Corporation, 6.350%, 5/15/2018	700,000	701,036
Illinois Tool Works, Inc., 6.250%, 4/1/2019	700,000	762,111

TOTAL CORPORATE OBLIGATIONS (Cost $18,413,252)		20,066,494

Corporate Mortgage Securities – 1.6%
CRFCM 2004-1A A 144A, 5.500%, 4/25/2035	1,395,516	1,473,678

TOTAL CORPORATE MORTGAGE SECURITIES (Cost $1,395,516)		1,473,678

State & Municipal Obligations – 3.0%
City of Cleveland, OH, 4.350%, 12/1/2011 (Insurer: AMBAC)	500,000	512,525
Hudson County, NJ, Improvement Authority, 7.290%, 9/1/2009 (Insurer: AMBAC)	175,000	175,625
Kentucky State Property and Buildings Commission, 3.960%, 10/1/2009 (Insurer: MBIA)	300,000	301,467
Los Angeles, CA, Community Redevelopment Agency, 6.600%, 9/1/2020 (Insurer: FSA)	515,000	467,605
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	400,924
Pennsylvania Economic Development Financing Authority, 5.650%, 6/1/2015 (Insurer: FGIC)	380,000	392,911
State of Mississippi, 3.510%, 11/1/2009	500,000	503,220

TOTAL STATE & MUNICIPAL OBLIGATIONS (Cost $2,807,416)		2,754,277

Certificates of Deposit – 4.3%
Central Bank of Kansas City, 2.150%, 5/30/2010 (a)	250,000	250,000
Citizens Savings Bank & Trust, 1.500%, 6/30/2010 (a)	250,000	250,000
City First Bank of D.C., 1.600%, 2/5/2010 (a)	100,000	100,000
City National Bank of New Jersey, 3.440%, 11/14/2009 (a)	200,000	200,000
Community Commerce Bank, 1.750%, 6/1/2010 (a)	100,000	100,000
Communitywide Federal Credit Union, 3.000%, 1/29/2010 (a)	100,000	100,000
Dakotaland Federal Credit Union, 1.640%, 4/22/2010 (a)	250,000	250,000
Delta Southern Bank, 1.990%, 6/21/2010 (a)	250,000	250,000
Elk Horn Bank & Trust, 1.850%, 6/20/2010 (a)	250,000	250,000
First Bank of the Delta, N.A., 2.000%, 6/24/2010 (a)	100,000	100,000
Harbor Bank of Maryland, 1.350%, 7/25/2010 (a)	250,000	250,000
Latino Community Credit Union, 1.750%, 6/1/2010 (a)	250,000	250,000
Legacy Bank, 1.400%, 7/26/2010 (a)	100,000	100,000
Liberty Bank and Trust Co., 2.680%, 12/4/2009 (a)	200,000	200,000
Louisville Community Bank, 2.250%, 6/25/2010 (a)	250,000	250,000

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS

July 31, 2009

	Principal Amount	Value Note (1)
Certificates of Deposit (Continued)
Northside Community Federal Credit Union, 2.000%, 6/27/2010 (a)	$100,000	$100,000
Santa Cruz Community Credit Union, 1.340%, 3/1/2010 (a)	100,000	100,000
Self-Help Credit Union, 3.350%, 12/12/2009 (a)	100,000	100,000
ShoreBank Pacific, 3.000%, 11/6/2009 (a)	200,000	200,000
University National Bank, 1.580%, 7/26/2010 (a)	250,000	250,000
Wainwright Bank & Trust Co., 2.470%, 1/24/2010 (a)	200,000	200,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,850,000)		3,850,000

Cash Equivalents – 0.4%
Money Market Demand Accounts:
Self-Help Money Market Demand, 1.080%, 8/17/2009 (a)	240,544	240,544
University National Bank, 0.150%, 8/17/2009 (a)	111,008	111,008

TOTAL CASH EQUIVALENTS (Cost $351,552)		351,552

Total Investments – 96.4% (Cost $83,162,177) (b)		86,932,348
Other Assets, less liabilities – 3.6%		3,210,100

Net Assets – 100.0%		$90,142,448

(a)	Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.
(b)	The aggregate cost for federal income tax purposes is $83,174,508. The aggregate gross unrealized appreciation is $3,852,485, and the aggregate gross unrealized depreciation is $94,645, resulting in net unrealized appreciation of $3,757,840.
(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

AMBAC — American Municipal Bond Assurance Corporation

CMO — Collateralized Mortgage Obligation

FGIC — Financial Guarantee Insurance Company

FSA — Financial Security Assurance Company

MBIA — Municipal Bond Investors Assurance

VR — Variable interest rate. Rate shown is that on July 31, 2009.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2009, and held through July 31, 2009.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table. The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2009	Ending Account Value as of 7/31/2009	Expenses Paid During Period 2/1/2009 – 7/31/2009
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,291.50	$6.82	[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.84	$6.01	[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,293.20	$6.71	[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.94	$5.91	[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,294.70	$3.70	[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.57	$3.26	[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,294.50	$4.84	[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.58	$4.26	[1]
Domini European Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,365.60	$9.38	[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.86	$8.00	[2]
Domini European Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,366.70	$9.21	[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.01	$7.85	[2]
Domini PacAsia Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,397.40	$9.51	[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.86	$8.00	[3]
Domini PacAsia Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,398.40	$9.34	[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.01	$7.85	[3]
Domini European PacAsia Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,348.60	$9.32	[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.86	$8.00	[4]
Domini European PacAsia Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,349.70	$9.15	[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.01	$7.85	[4]
Domini Social Bond Fund	Actual Expenses	$1,000.00	$1,039.60	$4.80	[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76	[5]

[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.20% for Investor shares, or 1.18% for Class A shares, or 0.65% for Institutional Class, or 0.85% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

[2]

Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Investor shares, or 1.57% for Class A shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

[3]

Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Investor shares, or 1.57% for Class A shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

[4]

Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Investor shares, or 1.57% for Class A shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

[5]	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2009

ASSETS
Investments at value (Cost $620,886,836, $55,730,636, $20,391,888 and $25,154,136, respecitvely)
Cash
Foreign currency, at value (cost $0, $0, $2,353, and $0, respectively)
Dividend and interest receivables
Tax reclaim receivable
Receivable for capital shares
Total assets
LIABILITIES
Payable for capital shares
Management /Sponsorship fee payable
Distribution fee payable
Other accrued expenses
Foreign Tax Payable
Total liabilities
NET ASSETS

NET ASSETS CONSIST OF
Paid-in capital
Undistributed net investment income (loss)
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation)

NET ASSETS

NET ASSET VALUE PER SHARE
Investor Shares
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*

Class A Shares
Net assets
Outstanding shares of beneficial interest
Net asset value *
Maximum offering price per share (net asset value per share / (1-4.75%))

Institutional shares
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*

Class R shares
Net assets
Outstanding shares of beneficial interest

Net asset value and offering price per share*

*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund

$659,466,374	$52,705,861	$21,252,506	$26,479,323

5,658,149	701,311	404,201	681,922
—	—	2,352	—
916,789	101,799	43,108	48,792
94,338	266,024	507	36,633
420,524	23,231	119,688	70,630

666,556,174	53,798,226	21,822,362	27,317,300

197,361	124,107	3,276	8,337
345,172	42,536	16,997	21,359
109,991	7,080	—	—
409,105	81,361	15,693	14,954
5,658	—	40,713	1,250

1,067,287	255,084	76,679	45,900

$665,488,887	$53,543,142	$21,745,683	$27,271,400

$960,605,176	$104,741,017	$31,735,123	$35,934,119
1,106	(104,979)	48,070	60,772
(333,696,933)	(48,067,663)	(10,898,156)	(10,048,989)
38,579,538	(3,025,233)	860,646	1,325,498

$665,488,887	$53,543,142	$21,745,683	$27,271,400

$550,374,032	$51,579,713	$21,196,850	$26,714,652

24,105,862	6,975,187	2,870,514	4,417,551

$22.83	$7.39	$7.38	$6.05

$1,164,837	$1,963,429	$548,833	$556,748

152,738	265,243	74,329	88,433

$7.63	$7.40	$7.38	$6.30

$8.01	$7.77	$7.75	$6.61

$83,776,403

5,836,400

$14.35

$30,173,615

4,256,529

$7.09

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2009

INCOME
Dividends (net of foreign taxes $175,430, $215,174, $81,429 and $73,542, respectively)
Interest
Investment Income
EXPENSES
Management /Sponsorship fees
Distribution fees - Investor shares
Distribution fees - Class A shares
Transfer agent fees - Investor shares
Transfer agent fees - Class A shares
Transfer agent fees - Institutional shares
Transfer agent fees - Class R shares
Accounting and Custody fees
Shareholder Service fees - Investor shares
Shareholder Service fees - Class A shares
Shareholder Service fees - Institutional shares
Shareholder Service fees - Class R shares
Professional fees
Trustees fees
Registration fees - Investor shares
Registration fees - Class A shares
Registration fees - Institutional shares
Registration fees - Class R shares
Miscellaneous
Shareholder Communication fees
Total expenses
Fees paid indirectly
Fees waived and expenses reimbursed
Net expenses

NET INVESTMENT INCOME (LOSS)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY

NET REALIZED GAIN (LOSS) FROM
Investments
Foreign Currency
Net realized gain (loss)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)

NET REALIZED AND UNREALIZED GAIN (LOSS)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund

$15,146,666	$1,951,173	$548,234	$742,268
4,674	513	363	323

15,151,340	1,951,686	548,597	742,591

4,647,399	543,865	182,345	196,436
1,340,181	132,974	44,738	48,272
1,589	2,832	838	831
1,134,367	171,940	59,491	71,056
2,767	7,903	2,601	1,625
617	—	—	—
27,467	—	—	—
169,773	151,461	119,232	121,515
89,851	16,136	4,980	4,980
508	1,354	394	259
99	—	—	—
58	—	—	—
88,743	32,614	40,374	38,625
86,154	8,146	2,459	2,681
32,882	24,717	25,179	29,644
6,406	9,590	6,097	8,795
7,526	—	—	—
18,747	—	—	—
56,083	1,794	4,600	3,707
43,275	3,827	391	2,609

7,754,492	1,109,153	493,719	531,035

(6,264)	(1,155)	(256)	(442)
(804,368)	(234,628)	(201,580)	(216,626)

6,943,860	873,370	291,883	313,967

8,207,480	1,078,316	256,714	428,624

(202,647,888)	(40,622,828)	(9,287,586)	(7,908,685)
41,657	4,703	(39,649)	(68,868)

(202,606,231)	(40,618,125)	(9,327,235)	(7,977,553)

(31,758,481)	6,030,597	3,666,565	3,295,642
(35)	(31,984)	1,307	(833)

(31,758,516)	5,998,613	3,667,872	3,294,809

(234,364,747)	(34,619,512)	(5,659,363)	(4,682,744)

$(226,157,267)	$(33,541,196)	$(5,402,649)	$(4,254,120)

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,207,480	$8,575,342
Net realized gain (loss)	(202,606,231)	(51,371,339)
Net change in unrealized appreciation (depreciation)	(31,758,516)	(76,607,356)

Net Increase (Decrease) in Net Assets Resulting from Operations	(226,157,267)	(119,403,353)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(5,561,668)	(6,060,756)
Class A shares	(20,113)	—
Institutional shares	(970,433)	—
Class R shares	(1,597,664)	(2,286,155)
Distributions to shareholders from net realized gain:
Investor shares	—	(52,928,942)
Institutional shares	—	—
Class R shares	—	(8,221,225)
Tax return of capital distribution	(3,659,576)	—

Net Decrease in Net Assets from Distributions and/or Dividends	(11,809,454)	(69,497,078)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	152,676,604	93,803,248
Net asset value of shares issued in Fund Reorganizations (Note 7)	84,696,299	—
Net asset value of shares issued in reinvestment of distributions and dividends	11,335,263	67,811,977
Redemption fees	13,653	44,415
Payments for shares redeemed	(172,870,501)	(269,176,137)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	75,851,318	(107,516,497)

Total Increase (Decrease) in Net Assets	(162,115,403)	(296,416,928)

NET ASSETS
Beginning of period	$827,604,290	$1,124,021,218

End of period	$665,488,887	$827,604,290

Undistributed net investment income (loss)	$1,106	$916,218

Domini European Social Equity Fund		Domini PacAsia Social Equity Fund		Domini European PacAsia Social Equity Fund
Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008

$1,078,316	$3,859,247	$256,714	$390,679	$428,624	$472,635
(40,618,125)	(8,025,804)	(9,327,235)	(1,567,838)	(7,977,553)	(2,011,119)
5,998,613	(19,000,563)	3,667,872	(3,882,351)	3,294,809	(1,680,652)

(33,541,196)	(23,167,120)	(5,402,649)	(5,059,510)	(4,254,120)	(3,219,136)

(1,157,083)	(3,901,561)	(262,733)	(351,538)	(395,022)	(475,269)
(38,581)	—	(2,127)	—	(7,526)	—
—	—	—	—	—	—
—	—	—	—	—	—

—	(10,897,064)	(5,019)	(288,026)	—	(91,142)
—	—	—	—	—	—
—	—	—	—	—	—
—	(450,755)	—	—	—	—

(1,195,664)	(15,249,380)	(269,879)	(639,564)	(402,548)	(566,411)

17,049,363	19,547,037	3,856,526	10,894,798	13,617,554	14,396,289
1,893,850	—	564,388	—	580,722	—
797,775	12,773,572	139,934	432,773	311,982	535,338
8,067	—	—	103	115	831
(25,202,790)	(28,018,394)	(4,512,089)	(4,321,976)	(4,210,723)	(2,857,794)

(5,453,735)	4,302,215	48,759	7,005,698	10,299,650	12,074,664

(40,190,595)	(34,114,285)	(5,623,769)	1,306,624	5,642,982	8,289,117

$93,733,737	$127,848,022	$27,369,452	$26,062,828	$21,628,418	$13,339,301

$53,543,142	$93,733,737	$21,745,683	$27,369,452	$27,271,400	$21,628,418

$(104,979)	$—	$48,070	$40,927	$60,772	$(19,634)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2009		2008	2007	2006	2005
For a share outstanding for the period:
Net asset value, beginning of period	$28.19		$34.00	$29.73	$29.74	$27.18

Income from investment operations:
Net investment income (loss)	0.28		0.29	0.23	0.23	0.34
Net realized and unrealized gain (loss) on investments	(5.32)		(4.08)	4.26	(0.02)	2.56

Total income (loss) from investment operations	(5.04)		(3.79)	4.49	0.21	2.90

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.22)		(0.22)	(0.22)	(0.22)	(0.34)
Distributions to shareholders from net realized gain (loss)	—		(1.80)	—	—	—
Tax return of capital	(0.10)[5]		—	—	—	—

Total distributions	(0.32)		(2.02)	(0.22)	(0.22)	(0.34)

Redemption fee proceeds	0.00	[1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Net asset value, end of period	$22.83		$28.19	$34.00	$29.73	$29.74

Total return [2]	-17.48%		-11.84%	15.11%	0.72%	10.68%
Portfolio turnover	82%		70%	126%	12%	9%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$550		$775	$1,066	$1,092	$1,271
Ratio of expenses to average net assets	1.18	%3, [4]	1.15%[3]	1.08%[3]	0.95%[3]	0.95%[3]
Ratio of net investment income (loss) to average net assets	1.27%		0.86%	0.66%	0.74%	1.20%

[1]	Amount represents less than 0.005 per share.
[2]	Not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.31%, 1.24%, 1.23%, 1.14%, and 1.13%, for the years ended July 31, 2009, 2008, 2007, 2006, and 2005, respectively.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.18%.

[5]	Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND CLASS A SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$6.57

Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	1.21

Total income from investment operations	1.27

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.15)
Distributions to shareholders from net realized gain	—
Tax return of capital	(0.06)[5]

Total distributions	(0.21)

Redemption fee proceeds	—

Net asset value, end of period	$7.63

Total return [2]	20.66%
Portfolio turnover	82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	1.18	%3, [4]
Ratio of net investment income (loss) to average net assets	1.13%

[2]	Total Return does not reflect sales commissions and is not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 3.31% for the period ended July 31, 2009.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.18%.

[5]	Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$12.13

Income from investment operations:
Net investment income (loss)	0.13
Net realized and unrealized gain (loss) on investments	2.31

Total income from investment operations	2.44

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.15)
Distributions to shareholders from net realized gain	—
Tax return of capital	(0.07)[5]

Total distributions	(0.22)

Redemption fee proceeds	—

Net asset value, end of period	$14.35

Total return [2]	20.93%
Portfolio turnover	82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$84
Ratio of expenses to average net assets	0.65	%3,[4]
Ratio of net investment income (loss) to average net assets	1.68%

[2]	Not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.80% for the period ended July 31, 2009.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 0.65%.

[5]	Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2009		2008	2007	2006	2005
For a share outstanding for the period:
Net asset value, beginning of period	$9.37		$12.85	$11.25	$11.25	$10.28

Income from investment operations:
Net investment income (loss)	(0.05)		0.17	0.12	0.11	0.15
Net realized and unrealized gain (loss) on investments	(1.74)		(1.40)	1.62	0.01	0.98

Total income (loss) from investment operations	(1.79)		(1.23)	1.74	0.12	1.13

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.33)		(0.45)	(0.14)	(0.12)	(0.16)
Distributions to shareholders from net realized gain (loss)	—		(1.80)	—	—	—
Tax return of capital	(0.16)[5]		—	—	—	—

Total distributions	(0.49)		(2.25)	(0.14)	(0.12)	(0.16)

Redemption fee proceeds	0.00	[1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]

Net asset value, end of period	$7.09		$9.37	$12.85	$11.25	$11.25

Total return [2]	-17.23%		-11.52%	15.43%	1.04%	11.04%
Portfolio turnover	82%		70%	126%	12%	9%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$30		$52	$58	$45	$60
Ratio of expenses to average net assets	0.85	%3,[4]	0.85%[3]	0.78%[3]	0.63%[3]	0.62%[3]
Ratio of net investment income (loss) to average net assets	1.62%		1.13%	0.89%	1.07%	1.35%

[1]	Amount represents less than 0.005 per share.
[2]	Not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.97%, 0.85%, 0.89%, 0.78%, and 0.74% for the years ended July 31, 2009, 2008, 2007, 2006, and 2005, respectively.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 0.85%.

[5]	Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year ended January 31,				For the period October 3, 2005 (commencement of operations) through
	2009		2008	2007	July 31, 2006
For a share outstanding for the period:
Net asset value, beginning of period	$10.61		$14.89	$12.30	$10.00

Income from investment operations:
Net investment income (loss)	0.14		0.44	0.36	0.19
Net realized and unrealized gain (loss) on investments	(3.20)		(2.94)	2.88	2.31

Total income (loss) from investment operations	(3.06)		(2.50)	3.24	2.50

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.16)		(0.45)	(0.34)	(0.20)
Distributions to shareholders from net realized gain	—		(1.28)	(0.31)	—
Tax return of capital	—		(0.05)[3]	—	—

Total distributions	(0.16)		(1.78)	(0.65)	(0.20)

Redemption fee proceeds	0.00	[1]	0.00 [1]	0.00 [1]	0.00 [1]

Net asset value, end of period	$7.39		$10.61	$14.89	$12.30

Total return [2]	-28.70%		-18.76%	26.49%	25.11%
Portfolio turnover	98%		92%	88%	69%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$52		$94	$128	$55
Ratio of expenses to average net assets	1.60	%4,[5]	1.60%[4]	1.60%[4]	1.59%[4]
Ratio of net investment income (loss) to average net assets	1.97%		3.41%	3.02%	3.11%

[1]	Amount represents less than 0.005 per share.
[2]	Not annualized for periods less than one year.
[3]	Based on average shares outstanding.
[4]

Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.00%, 1.80%, 1.79% and 1.87% for the periods ended July 31, 2009, 2008, 2007 and 2006.

[5]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.60%.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND CLASS A SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$6.03

Income from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	1.40

Total income from investment operations	1.52

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.15)
Distributions to shareholders from net realized gain	—

Total distributions	(0.15)

Redemption fee proceeds	—

Net asset value, end of period	$7.40

Total return [2]	25.34%
Portfolio turnover	98%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets	1.57	%3,[4]
Ratio of net investment income (loss) to average net assets	2.78%

[2]	Total Return does not reflect sales commissions and is not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 3.85% for the period ended July 31, 2009.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.57%.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND INVESTOR SHARES

FINANCIAL HIGHLIGHTS

				For the period December 27, 2006 (commencement of operations) through July 31, 2007
	Year ended July 31,
	2009		2008
For a share outstanding for the period:
Net asset value, beginning of period	$8.78		$10.64	$10.00

Income from investment operations:
Net investment income (loss)	0.09		0.14	0.02
Net realized and unrealized gain (loss) on investments	(1.40)		(1.77)	0.64

Total income (loss) from investment operations	(1.31)		(1.63)	0.66

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.09)		(0.13)	(0.02)
Distributions to shareholders from net realized gain	0.00	[1]	(0.10)	—

Total distributions	(0.09)		(0.23)	(0.02)

Redemption fee proceeds	—		0.00 [1]	0.00 [1]

Net asset value, end of period	$7.38		$8.78	$10.64

Total return [2]	-14.56%		-15.72%	6.56%
Portfolio turnover	88%		98%	41%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$21		$27	$26
Ratio of expenses to average net assets	1.60	%3,[4]	1.60%[3]	1.59%[3]
Ratio of net investment income (loss) to average net assets	1.42%		1.34%	0.48%

[1]	Amount represents less than 0.005 per share.
[2]	Not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.60%, 2.48% and 3.22% for the years ended July 31, 2009, 2008 and 2007, respectively.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.60%.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND CLASS A SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$5.36
Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	2.02

Total income from investment operations	2.05

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.03)
Distributions to shareholders from net realized gain	—

Total distributions	(0.03)

Redemption fee proceeds	—

Net asset value, end of period	$7.38

Total return [2]	38.27%
Portfolio turnover	88%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	1.57	%3,[4]
Ratio of net investment income (loss) to average net assets	0.73%

[2]	Total Return does not reflect sales commissions and is not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 8.51% for the period ended July 31, 2009.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.57%.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year ended July 31,			For the period December 27, 2006 (commencement of operations) through
	2009		2008	July 31, 2007
For a share outstanding for the period:
Net asset value, beginning of period	$8.29		$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.11		0.25	0.16
Net realized and unrealized gain (loss) on investments	(2.25)		(1.90)	0.22

Total income (loss) from investment operations	(2.14)		(1.65)	0.38

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.10)		(0.25)	(0.13)
Distributions to shareholders from net realized gain	—		(0.06)	—

Total distributions	(0.10)		(0.31)	(0.13)

Redemption fee proceeds	0.00	[1]	0.00 [1]	0.00 [1]

Net asset value, end of period	$6.05		$8.29	$10.25

Total return [2]	-25.72%		-16.48%	3.82%
Portfolio turnover	85%		91%	46%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$27		$22	$13
Ratio of expenses to average net assets	1.60	%3,[4]	1.60%[3]	1.58%[3]
Ratio of net investment income (loss) to average net assets	2.18%		2.77%	3.96%

[1]	Amount represents less than 0.005 per share.
[2]	Not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.63%, 3.19% and 5.87% for the years ended July 31, 2009, 2008 and 2007, respectively.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.60%.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND CLASS A SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 28, 2008 (commencement of operations) through July 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$5.13

Income from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investments	1.17

Total income from investment operations	1.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.08)
Distributions to shareholders from net realized gain	—

Total distributions	(0.08)

Redemption fee proceeds	—

Net asset value, end of period	$6.30

Total return [2]	24.45%
Portfolio turnover	85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	1.57	%3,[4]
Ratio of net investment income (loss) to average net assets	2.31%

[2]	Total Return does not reflect sales commissions and is not annualized for periods less than one year.
[3]

Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 6.86% for the period ended July 31, 2009.

[4]

Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.58%.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises five separate series: Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, Domini European PacAsia Social Equity Fund, and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 92 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. The Domini European Social Equity Fund, the Domini PacAsia Social Equity Fund and the Domini European PacAsia Social Equity Fund offer Investor shares and Class A shares. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R shares are not subject to distribution and service fees.

The Board of Trustees of the Trust and the Domini Advisor Trust, an affiliated Domini fund, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini Advisor Trust in exchange for the issuance of Class A shares of the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. Prior to this merger, Class A shares of the Trust had not commenced operations.

The Board of Trustees of the Trust and the Domini Institutional Trust, an affiliated Domini fund, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of each series of the Domini Institutional Trust in exchange for the issuance of Institutional shares of the Domini Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. Prior to this merger, Institutional shares of the Trust had not commenced operations.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Social Equity Fund, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$68,567,184	$—	$—	$68,567,184
Consumer Staples	78,896,172	—	—	78,896,172
Energy	65,283,784	—	—	65,283,784
Financials	92,190,623	—	—	92,190,623
Health Care	94,724,484	—	—	94,724,484
Industrials	48,258,280	—	—	48,258,280
Information Technology	143,677,013	—	—	143,677,013
Materials	12,417,336	—	—	12,417,336
Telecommunication Services	40,607,030	—	—	40,607,030
Utilities	14,844,468	—	—	14,844,468

Total	$659,466,374	—	—	$659,466,374

The following is a summary of the inputs used by the Domini European Social Equity Fund, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$4,870,908	$—	$—	$4,870,908
Consumer Staples	4,696,016	—	—	4,696,016
Energy	5,439,594	—	—	5,439,594
Financials	14,218,376	—	—	14,218,376
Health Care	7,079,334	—	—	7,079,334
Industrials	4,241,606	—	131,588	4,373,194
Information Technology	1,538,146	—	—	1,538,146
Materials	3,684,060	—	—	3,684,060
Telecommunication Services	5,720,198	—	—	5,720,198
Utilities	1,086,035	—	—	1,086,035

Total	$52,574,273	—	$131,588	$52,705,861

The following is a summary of the inputs used by the Domini PacAsia Social Equity Fund, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$3,125,620	$—	$—	$3,125,620
Consumer Staples	901,553	—	—	901,553
Energy	749,952	—	—	749,952
Financials	6,479,981	—	—	6,479,981
Health Care	1,114,716	—	—	1,114,716
Industrials	2,611,410	—	—	2,611,410
Information Technology	2,637,131	—	—	2,637,131
Materials	1,697,545	—	—	1,697,545
Telecommunication Services	1,105,013	—	—	1,105,013
Utilities	829,585	—	—	829,585

Total	$21,252,506	—	—	$21,252,506

The following is a summary of the inputs used by the Domini European PacAsia Social Equity Fund, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$2,929,284	$—	$—	$2,929,284
Consumer Staples	1,759,666	—	—	1,759,666
Energy	1,437,542	—	—	1,437,542
Financials	7,653,308	—	—	7,653,308
Health Care	3,325,454	—	—	3,325,454
Industrials	3,223,949	—	—	3,223,949
Information Technology	1,178,663	—	—	1,178,663
Materials	1,739,320	—	—	1,739,320
Telecommunication Services	2,422,756	—	—	2,422,756
Utilities	809,381	—	—	809,381

Total	$26,479,323	—	—	$26,479,323

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Domini European Social Equity Fund	Domini European PacAsia Social Equity Fund
Investments in Securities
Balance as of July 31, 2008	$—	$—
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(3,629)	(12,190)
Net purchases (sales)		—
Transfers in and/or out of Level Three	135,217	12,190

Balance as of July 31, 2009	$131,588	$—

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2009 was $(631,275) for the Domini European Social Equity Fund and $(163,752) for the Domini European PacAsia Social Equity Fund.

(B) Repurchase Agreements. The Funds may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(E) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini European Social Equity Fund, the Domini PacAsia Social Equity Fund, and the Domini European PacAsia Social Equity Fund are usually declared and paid semi-annually from net investment income. Dividends to shareholders of the Domini Social Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(F) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(G) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(H) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed,

0.29% of the next $1 billion of net assets managed, and

0.28% of net assets managed in excess of $3 billion

Domini European Social Equity Fund,	1.00% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Fund, and Domini European PacAsia Social	0.94% of the next $250 million of net assets managed, and
Equity Fund	0.88% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,

0.44% of the next $1 billion of net assets managed, and

0.43% of net assets managed in excess of $3 billion

Effective November 28, 2008, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.20%, 1.18%, 0.65%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares, and Class R shares, respectively. For the periods prior to November 28, 2008, similar arrangements were in effect. The waivers currently in effect for Class A shares and Class R shares of the Domini Social Equity Fund are contractual and in effect until November 30, 2010, absent an earlier modification by the Board of Trustees, which oversees the Funds. Effective November 27, 2009, and through November 30, 2010, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses of the Investor shares and Institutional shares of the Domini Social Equity Fund, so that expenses, net of waivers and reimbursements, will not exceed on a per annum basis, 1.25% and 0.75%, respectively, absent an earlier modification by the Board, which oversees the Fund.

Effective November 28, 2008, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini European Social Equity Fund, the Domini PacAsia Social Equity Fund, and the Domini European PacAsia Social Equity Fund at no greater than 1.60% and 1.57% of the average daily net assets representing Investor shares and Class A shares, respectively. For the period prior to November 28, 2008, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until

November 30, 2010, absent an earlier modification by the Board of Trustees, which oversees the Funds.

For the year ended July 31, 2009, Domini waived fees and reimbursed expenses as follows:

	FEE WAIVED	EXPENSES REIMBURSED
Domini Social Equity Fund	$394,028	$169,195
Domini European Social Equity Fund	—	211,939
Domini PacAsia Social Equity Fund	—	175,970
Domini European PacAsia Social Equity Fund	—	197,157

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2009, fees waived were as follows:

FEES WAIVED
Domini Social Equity Fund Investor shares	$239,478
Domini Social Equity Fund Class A shares	1,002
Domini European Social Equity Fund Investor shares	19,323
Domini European Social Equity Fund Class A shares	2,012
Domini PacAsia Social Equity Fund Investor shares	24,181
Domini PacAsia Social Equity Fund Class A shares	564
Domini European PacAsia Social Equity Fund Investor shares	18,339
Domini European PacAsia Social Equity Fund Class A shares	469

DSIL Investment Services, LLC (DSIL), the Fund’s Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2009, DSIL received $2,421, $521, $494, and $1,947 from the Domini Social Equity Fund Class A shares, the Domini European Social Equity Fund Class A shares, the Domini PacAsia Social Equity Fund Class A shares and the Domini European PacAsia Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund,

Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund and their shareholders, which services were previously provided by PNC Global Investment Servicing (“PNC”) or another fulfillment and mail service provider and are supplemental to services currently provided by PNC, pursuant to a transfer agency agreement between each Fund and PNC. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2009, Domini waived fees as follows:

FEES WAIVED
Domini Social Equity Fund Investor shares	$—
Domini Social Equity Fund Class A shares	508
Domini Social Equity Fund Institutional shares	99
Domini Social Equity Fund Class R shares	58
Domini European Social Equity Fund Investor shares	—
Domini European Social Equity Fund Class A shares	1,354
Domini PacAsia Social Equity Fund Investor shares	471
Domini PacAsia Social Equity Fund Class A shares	394
Domini European PacAsia Social Equity Fund Investor shares	402
Domini European PacAsia Social Equity Fund Class A shares	259

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2009, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
Domini Social Equity Fund	$550,494,753	$656,709,039
Domini European Social Equity Fund	55,387,616	67,628,938
Domini PacAsia Social Equity Fund	16,594,704	18,222,844
Domini European PacAsia Social Equity Fund	25,592,855	17,049,750

Per the Funds’ arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. For the year ended July 31, 2009, custody fees of the Funds, under these arrangements, were reduced by $6,264, $1,155, $256 and $442 for the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund and Domini European PacAsia Social Equity Fund, respectively.

4. SUMMARY OF SHARE TRANSACTIONS

	SHARES
Year ended July 31, 2009	Sold	Issued in Fund Reorganization (Note 7)	Issued in reinvestment of dividends and distributions	Redeemed	Net increase (decrease)
Domini Social Equity Fund
Investor shares	2,501,478	—	455,794	(6,356,864)	(3,399,592)
Class A shares	23,190	145,233	4,716	(20,401)	152,738
Institutional shares	348,867	6,906,162	132,150	(1,550,779)	5,836,400
Class R shares	990,945	—	426,790	(2,725,852)	(1,308,117)

Total	3,864,480	7,051,395	1,019,450	(10,653,896)	1,281,429

Domini European Social Equity Fund
Investor shares	1,822,407	—	113,581	(3,798,553)	(1,862,565)
Class A shares	27,331	313,818	5,050	(80,956)	265,243

Total	1,849,738	313,818	118,631	(3,879,509)	(1,597,322)

Domini PacAsia Social Equity Fund
Investor shares	482,695	—	25,257	(753,533)	(245,581)
Class A shares	8,962	105,252	248	(40,133)	74,329

Total	491,657	105,252	25,505	(793,666)	(171,252)

Domini European PacAsia Social Equity Fund
Investor shares	2,487,852	—	56,052	(736,317)	1,807,587
Class A shares	27,413	113,178	1,016	(53,174)	88,433

Total	2,515,265	113,178	57,068	(789,491)	1,896,020

	SHARES
Year ended July 31, 2008	Sold	Issued in reinvestment of dividends and distributions	Redeemed	Net increase (decrease)
Domini Social Equity Fund
Investor shares	2,547,779	1,783,318	(8,182,129)	(3,851,032)
Class R shares	1,199,994	970,913	(1,109,185)	1,061,722

Total	3,747,773	2,754,231	(9,291,314)	(2,789,310)

Domini European Social Equity Fund
Investor shares	1,491,479	977,126	(2,215,650)	252,955

Domini PacAsia Social Equity Fund
Investor shares	1,066,817	40,463	(440,052)	667,228

Domini European PacAsia Social Equity Fund
Investor shares	1,561,328	56,597	(309,075)	1,308,850

DOLLARS
Sold	Issued in Fund Reorganization (Note 7)	Issued in reinvestment of dividends and distributions	Redeemed	Redemption fees	Net increase (decrease)

$48,962,679	—	7,704,530	(133,498,097)	11,824	$(76,819,064)
967,470	954,140	24,852	(130,531)	—	1,815,931
95,684,259	83,742,159	1,305,641	(18,986,075)	—	161,745,984
7,062,196	—	2,300,240	(20,255,798)	1,829	(10,891,533)

$152,676,604	84,696,299	11,335,263	(172,870,501)	13,653	$75,851,318

$15,435,121	—	763,030	(24,738,067)	8,067	$(8,531,849)
1,614,242	1,893,850	34,745	(464,723)	—	3,078,114

$17,049,363	1,893,850	797,775	(25,202,790)	8,067	$(5,453,735)

$3,426,112	—	138,241	(4,310,177)	—	$(745,824)
430,414	564,388	1,693	(201,912)	—	794,583

$3,856,526	564,388	139,934	(4,512,089)	—	$48,759

$13,041,102	—	306,068	(3,942,904)	115	$9,404,381
576,452	580,722	5,914	(267,819)	—	895,269

$13,617,554	580,722	311,982	(4,210,723)	115	$10,299,650

DOLLARS
Sold	Issued in reinvestment of dividends and distributions	Redeemed	Redemption fees	Net increase (decrease)

$80,700,602	57,313,585	(256,906,770)	40,794	$(118,851,789)
13,102,646	10,498,392	(12,269,367)	3,621	11,335,292

$93,803,248	67,811,977	(269,176,137)	44,415	$(107,516,497)

$19,547,037	12,773,572	(28,018,394)	—	$4,302,215

$10,894,798	432,773	(4,321,976)	103	$7,005,698

$14,396,289	535,338	(2,857,794)	831	$12,074,664

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2009, is as follows:

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund
Undistributed ordinary income	$—	$47,149	$182,082	$255,990
Undistributed long term capital gains	—	—	—	—
Capital losses, other losses and other temporary differences	(331,250,246)	(47,671,339)	(10,400,203)	(9,623,189)
Unrealized appreciation/ (depreciation)	36,133,957	(3,573,685)	228,681	704,480

Distributable net earnings/(deficit)	$(295,116,289)	$(51,197,875)	$(9,989,440)	$(8,662,719)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies and capital loss carryovers.

For the year ended July 31, 2009, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund
Paid-in capital	$15,864,689	$(2,331,733)	$(224,396)	$22,375
Undistributed net investment income (loss)	2,686,862	12,369	15,288	54,330
Accumulated net realized gain (loss)	(18,551,551)	2,319,364	209,108	(76,705)

During the period from November 1, 2008, through July 31, 2009, the Funds’ net realized capital losses were as follows:

Domini Social Equity Fund	$(167,277,601)
Domini European Social Equity Fund	(29,947,916)
Domini PacAsia Social Equity Fund	(5,911,785)
Domini European PacAsia Social Equity Fund	(5,826,741)

These losses are deferred and will be recognized on August 1, 2009, for tax purposes.

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year ending	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund
2010	$15,381,994	$—	$—	$—
2011	8,523,190	—	—	—
2012	2,943,543	—	—	—
2013	16,615,434	—	—	—
2014	—	—	—	—
2015	477,972	—	—	17,025
2016	22,120,249	687,583	168,510	444,931
2017	107,195,693	17,035,840	4,319,907	3,334,492

	$173,258,075	$17,723,423	$4,488,417	$3,796,448

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini European Social Equity Fund		Domini PacAsia Social Equity Fund		Domini European PacAsia Social Equity Fund
	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2009	Year Ended July 31, 2008
Ordinary income	$8,149,878	$8,346,911	$1,195,664	$9,902,214	$269,879	$639,564	$402,548	$566,411
Long-term capital gain	—	61,150,167	—	4,896,411	—	—	—	—
Return of capital	3,659,576	—	—	450,755	—	—	—	—

Total	$11,809,454	$69,497,078	$1,195,664	$15,249,380	$269,879	$639,564	$402,548	$566,411

As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

6. OTHER ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Funds use derivative instruments, how these activities are accounted for, and their effect on the Funds’ financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Funds’ financial statements and related disclosures.

7. REORGANIZATION TRANSACTIONS

(A) The Domini Social Equity Portfolio Class A Shares and the Domini Institutional Social Equity Fund. On September 3, 2008, the Board of Trustees of the Domini Social Equity Fund and the Domini Social Equity Portfolio approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini Social Equity Portfolio in exchange for the issuance of the newly established Class A shares of the Domini Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 145,233 Class A shares of the Domini Social Equity Fund for 145,233 shares of the Domini Social Equity Portfolio each valued at $954,140 (including $831,643 of unrealized depreciation for the Domini Social Equity Portfolio). Aggregate net assets of Class A shares of the Domini Social Equity Fund and the Domini Social Equity Portfolio were $0 and $954,140, respectively, immediately prior to the merger.

On September 3, 2008, the Board of Trustees of the Domini Social Equity Fund and the Domini Institutional Social Equity Fund approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini Institutional Social Equity Fund in exchange for the issuance of the newly established Institutional class shares of the Domini Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 6,906,162 institutional shares of the Domini Social Equity Fund for 6,906,162 shares of the Domini Institutional Social Equity Fund each valued at $83,742,159 (including $92,743,938 of unrealized depreciation and $25,863,688 of accumulated realized loss for the Domini Institutional Social Equity Fund). Aggregate net assets of institutional shares of the Domini Social Equity Fund and the Domini Institutional Social Equity Fund were $0 and $83,742,159, respectively, immediately prior to the merger.

(B) The Domini European Social Equity Portfolio, Class A Shares. On September 3, 2008, the Board of Trustees of the Domini European Social Equity Fund and the Domini European Social Equity Portfolio approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini European Social Equity Portfolio in exchange for the issuance of the newly established Class A shares of the Domini European Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 313,818 Class A shares of the Domini European Social Equity Fund for 313,818 shares of the Domini European Social Equity Portfolio each valued at $1,893,850 (including $1,305,421 of unrealized depreciation and $1,058,049 of accumulated realized loss for the Domini European Social Equity Portfolio). Aggregate net assets of Class A shares of the Domini European Social Equity Fund and the Domini European Social Equity Portfolio were $0 and $1,893,850, respectively, immediately prior to the merger.

(C) The Domini PacAsia Social Equity Portfolio, Class A Shares. On September 3, 2008, the Board of Trustees of the Domini PacAsia Social Equity Fund and the Domini PacAsia Social Equity Portfolio approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini PacAsia Social Equity Portfolio in exchange for the issuance of the newly established Class A shares of the Domini PacAsia Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 105,252 Class A shares of the Domini PacAsia Social Equity Fund for 105,252 shares of the Domini PacAsia Social Equity Portfolio each valued at $564,388 (including $352,307 of unrealized depreciation and $205,865 of accumulated realized loss for the Domini PacAsia Social Equity Portfolio). Aggregate net assets of Class A shares of the Domini PacAsia Social Equity Fund and the Domini PacAsia Social Equity Portfolio were $0 and $564,388, respectively, immediately prior to the merger.

(D) The Domini European PacAsia Social Equity Portfolio, Class A Shares. On September 3, 2008, the Board of Trustees of the Domini European PacAsia Social Equity Fund and the Domini European PacAsia Social Equity Portfolio approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Domini European PacAsia Social Equity Portfolio in exchange for the issuance of the newly established Class A shares of the Domini European PacAsia Social Equity Fund in a tax-free reorganization that took place at the close of business on November 28, 2008. The reorganization resulted in the exchange of 113,178 Class A shares of the Domini European PacAsia Social Equity Fund for 113,178 shares of the Domini European PacAsia Social Equity Portfolio each valued at $580,722 (including $426,952 of unrealized depreciation and $229,794 of accumulated realized loss for the Domini European PacAsia Social Equity Portfolio). Aggregate net assets of Class A shares of the Domini European PacAsia Social Equity Fund and the Domini European PacAsia Social Equity Portfolio were $0 and $580,722, respectively, immediately prior to the merger.

Effective November 28, 2008, the Board of Trustees approved the withdrawal of the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund and Domini European PacAsia Social Equity Fund’s investment from its corresponding Trust and the direct investment in securities by each such Fund.

Each component on the Statement of Operations includes an amount that was allocated from the Trust to each Fund for the period August 1, 2008 through November 28, 2008. For the year ending July 31, 2009, the following amounts allocated from the Trust were included in the Statement of Operations:

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund
Investment Income	$6,116,975	$564,939	$280,938	$172,717
Expenses	906,539	127,871	62,427	44,982
Net Realized Gain (Loss)	(73,710,306)	(16,503,050)	(3,945,998)	(2,473,690)

8. PENDING FUND REORGANIZATION

The Domini European PacAsia Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund (collectively, the “Foreign Funds”) will be changing their investment strategies and names to Domini International Social Equity Fund I, Domini International Social Equity Fund II, and Domini International Social Equity Fund III, respectively, and reorganizing into one new international Domini fund which has the same investment objective, policies and restrictions, investment adviser, subadviser, net expenses, and distribution arrangements as each Foreign Fund at the time of the transaction. These changes were unanimously approved by the Board of Trustees of the Funds on July 24, 2009, and are scheduled to be effective after the close of business on November 27, 2009. Pursuant to the Agreement and Plan of Reorganization approved by the Board, the new international Domini fund will acquire all the assets and liabilities of each Foreign Fund in exchange for shares of the new fund (each a “Reorganization”). The Reorganization is expected to be a tax-free transaction for federal income tax purposes and will not trigger any redemption fees. The net operating expenses paid by shareholders of each Foreign Fund will not increase as a result of the Reorganization. Costs related to these changes will be paid by Domini Social Investments LLC. Following the Reorganization, the Foreign Funds will no longer be available for investment. The Domini European PacAsia Social Equity Fund (to be renamed the Domini International Social Equity Fund I) will be the accounting survivor of the Reorganization.

9. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 25, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors

Domini Social Investments:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund (collectively the “Funds”), each a fund within the series of Domini Social Investment Trust, as of July 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

ASSETS:
Investments at value (cost $83,162,177)	$86,932,348
Cash	5,462,577
Interest receivable	794,877
Receivable for securities sold	101,080
Receivable for capital shares	105,819

Total assets	93,396,701

LIABILITIES:
Payable for securities purchased	2,990,876
Payable for capital shares	177,608
Management fee payable	30,099
Other accrued expenses	41,400
Dividend payable	14,270

Total liabilities	3,254,253

NET ASSETS	$90,142,448

NET ASSETS CONSIST OF:
Paid-in capital	86,719,952
Undistributed net investment income	1,310
Accumulated net realized loss from investments	(348,985)
Net unrealized appreciation from investments	3,770,171

$90,142,448

NET ASSET VALUE PER SHARE
Net asset value and offering price per share*
($90,142,448 ÷ 7,933,589 outstanding shares of beneficial interest)	$11.36

*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2009

INCOME:
Interest income	$3,522,534

EXPENSES:
Management fee	310,027
Administrative fee	193,767
Distribution fees	193,767
Transfer agent fees	195,921
Accounting and custody fees	71,625
Registration	30,471
Professional fees	27,937
Shareholding servicing fees	15,999
Shareholder communications	12,202
Trustees fees	8,403
Miscellaneous	2,661

Total Expenses	1,062,780
Fees Paid Indirectly	(3,020)
Fees waived and expense reimbursed	(323,811)

Net Expenses	735,949

NET INVESTMENT INCOME	2,786,585

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	56,335
Net change in unrealized appreciation (depreciation) on investments	3,888,946

Net realized and unrealized gain (loss) from investments	3,945,281

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,731,866

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2009	Year Ended July 31, 2008
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,786,585	$2,853,203
Net realized gain (loss) on investments	56,335	233,229
Net change in unrealized appreciation (depreciation) on investments	3,888,946	847,803

Net Increase (Decrease) in Net Assets Resulting from Operations	6,731,866	3,934,235

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income	(2,786,585)	(2,853,203)
Distributions to shareholders from net realized gain	—	—

Net Decrease in Net Assets from Distributions and Dividends	(2,786,585)	(2,853,203)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	27,101,913	16,053,424
Net asset value of shares issued in reinvestment of distributions and dividends	2,395,592	2,701,567
Redemption fee	4,768	867
Payment for shares redeemed	(15,854,826)	(19,598,704)

Net Increase in Net Assets from Capital Share Transactions	13,647,447	(842,846)

Total Increase (Decrease) in Net Assets	17,592,728	238,186

NET ASSETS:
Beginning of period	72,549,720	72,311,534

End of period (including undistributed net investment income (loss) of $1,310 and $(13,711), respectively)	$90,142,448	$72,549,720

CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	2,443,549	1,476,449
Issued in reinvestment of distributions and/or dividends	217,642	248,197
Redeemed	(1,451,698)	(1,804,156)

Net Increase (Decrease)	1,209,493	(79,510)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2009	2008	2007	2006	2005
For a share outstanding for the period:
Net asset value, beginning of period	$10.79	$10.63	$10.59	$10.88	$10.91

Income from investment operations:
Net investment income (loss)	0.40	0.43	0.43	0.40	0.38
Net realized and unrealized gain (loss) on investments	0.57	0.16	0.04	(0.29)	(0.03)

Total income from investment operations	0.97	0.59	0.47	0.11	0.35

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.40)	(0.43)	(0.43)	(0.40)	(0.38)
Distributions to shareholders from net realized gain	—	—	—	—	—

Total dividends and distributions	(0.40)	(0.43)	(0.43)	(0.40)	(0.38)

Redemption fee proceeds	— [1]	— [1]	— [1]	— [1]	— [1]

Net asset value, end of period	$11.36	$10.79	$10.63	$10.59	$10.88

Total return	9.15%	5.58%	4.49%	1.06%	3.25%
Portfolio turnover	33%	64%	54%	34%	25%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$90,142	$72,550	$72,312	$65,305	$64,009
Ratio of expenses to average net assets	0.95%[2,3]	0.95%[2]	0.95%[2]	0.95%[2]	0.95%[2]
Ratio of net investment income to average net assets	3.60%	3.96%	4.03%	3.76%	3.48%

[1]	Amount represents less than $0.005 per share.
[2]

Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager and the Distribution not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.37%, 1.43%, 1.48%, 1.32% and 1.47%, for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

[3]	Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95%.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are summarized into three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Social Bond Fund, as of July 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency Obligations	$—	$26,831,681	$—	$26,831,681
U.S. Government Agency Mortgage Securities	—	30,071,853	1,532,813	31,604,666
Corporate Obligations	—	20,066,494	—	20,066,494
Corporate Mortgage Securities	—	1,473,678	—	1,473,678
State & Municipal Obligations	—	2,754,277	—	2,754,277
Certificates of Deposit	—	3,850,000	—	3,850,000
Cash Equivalents	—	351,552	—	351,552

Total	$—	$85,399,535	$1,532,813	$86,932,348

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	—
Balance as of July 31, 2008	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	4,688
Net purchases (sales)	1,528,125
Transfers in and/or out of Level Three	—

Balance as of July 31, 2009	$1,532,813

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2009 was $4,688 for the Domini Social Bond.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities) in a repurchase transaction, be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are recorded on trade date. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(F) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund’s average daily net assets. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2008, until November 30, 2009, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the Fund’s average daily net assets. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2009, Domini reimbursed expenses totaling $114,045.

(B) Submanager. Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) (formerly known as Trusco Capital Management, Inc.) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to April 25, 2008, the submanager’s predecessor, Seix Investment Advisors, Inc., the former fixed-income division of RidgeWorth, provided investment submanagement services to the Fund. RidgeWorth is a wholly owned subsidiary of SunTrust Banks, Inc. Seix Advisors was spun off into Seix in connection with a corporate reorganization of RidgeWorth.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the year ended July 31, 2009, fees waived totaled $193,767.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by PNC Global Investment Servicing (“PNC”) or another fulfillment and mail service provider and are supplemental to services currently provided by PNC, pursuant to a transfer agency agreement between each Fund and PNC. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2009, Domini waived fees of $15,999.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2009, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	Purchases	Sales
Government Securities	$33,701,282	$15,350,272
Corporate Obligations	6,977,548	8,733,160
State & Municipal Obligations	—	—

Per the Funds’ arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. For the year ended July 31, 2009, custody fees of the Funds, under this arrangement, were reduced by $3,020.

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2009, is as follows:

Undistributed ordinary income	$15,580
Capital losses, other losses and other temporary differences	(350,924)
Unrealized appreciation/(depreciation)	3,757,840

Distributable net earnings/(deficit)	$3,422,496

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to dividends payable, wash sales and post-October losses.

For the year ended July 31, 2009, the Fund reclassified $15,021 from accumulated net realized gains to undistributed net investment income to align financial reporting and tax reporting.

During the period from November 1, 2008 through July 31, 2009, the Fund had net realized capital losses of $14,511, which will be deferred and will be recognized on August 1, 2009, for tax purposes.

The Fund has accumulated capital loss carryforwards of $322,143, of which $15,015 will expire in the year 2014, $210,355 will expire in the year 2015, and $96,773 will expire in the year 2017. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDING JULY 31,
	2009	2008
Ordinary income	$2,786,585	$2,853,203
Long-term capital gain	—	—

Total	$2,786,585	$2,853,203

As of July 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

5. OTHER ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board (“FASB”) issued State of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.

6. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 25, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Domini Social Bond Fund, a Fund in the series of Domini Social Investment Trust, as of July 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Fund as of July 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2009

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2009

The amount of long-term capital gains paid for the year ended July 31, 2009 was as follows:

Domini Social Equity Fund	$—
Domini European Social Equity Fund	—
Domini PacAsia Social Equity Fund	—
Domini European PacAsia Social Equity Fund	—
Domini Social Bond Fund	—

For dividends paid from net investment income during the year ended July 31, 2009, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$11,809,454
Domini European Social Equity Fund	1,195,664
Domini PacAsia Social Equity Fund	269,879
Domini European PacAsia Social Equity Fund	402,548
Domini Social Bond Fund	—

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2009, 68% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund and 0.32% for the Domini European Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini European Social Equity Fund	$199,310	$0.02	$2,160,561	$0.30
Domini PacAsia Social Equity Fund	42,256	0.01	629,183	0.21
Domini European PacAsia Social Equity Fund	14,260	0.003	815,810	0.18

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BOARD OF TRUSTEES’ APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

Domini manages the assets of the Domini Social Equity Fund (the “Equity Fund”), Domini European Social Equity Fund (the “European Fund”), Domini European PacAsia Social Equity Fund (the “European PacAsia Fund”), Domini PacAsia Social Equity Fund (the “PacAsia Fund”), and the Domini Social Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”). Wellington Management Company LLP (“Wellington Management”) is the submanager of the Equity Fund, European Fund, European PacAsia Fund, and PacAsia Fund. Seix Investment Advisors, LLC (“Seix”) is the submanager of the Bond Fund. Set forth below is a discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the Funds during the most recent fiscal half-year period ended July 31, 2009.

***

At a meeting held on April 24, 2009, the Trustees approved the continuance of the management and submanagement agreements for the Equity Fund, European Fund, PacAsia Fund, European PacAsia Fund, and the Bond Fund. In connection with that meeting, the Trustees reviewed extensive information provided by Domini, Wellington Management, and Seix regarding, among other things: the nature and quality of services provided; legal, regulatory, and compliance matters; the fees to be paid to Domini; the fees to be paid by Domini to Wellington Management and Seix; comparable fees paid by other funds; and certain other information.

In reaching their determination to approve the above-referenced agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below.

EQUITY FUND

APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-today portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the Equity Fund for each full calendar year since inception as of December 31, 2008, and for the year-to-date, 6-month, and 1-, 3-, 5-, and 10-year periods ended February 28, 2009, and December 31, 2008, as well as cumulative performance from inception through February 28, 2009, and December 31, 2008. They considered the performance of the S&P 500 Index, the benchmark for the Equity Fund for the same period, as well as the performance of the peer group. The Trustees noted that the Equity Fund had underperformed the S&P 500 for the relevant periods. The Trustees noted that the Equity Fund had transitioned from an index to an active strategy on November 30, 2006, and that the Fund had experienced returns closer to the median of its peer group since the change to an active strategy. The Trustees considered the information provided regarding Wellington Management’s quantitative model, recent changes to Wellington Management’s quantitative management team, the relatively short tenure of Wellington Management as the Fund’s submanager, the legacy performance of the Fund, and the unfavorable recent market conditions. The Trustees concluded that they would continue to monitor closely the performance of the Equity Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund, and each entity’s fee waiver arrangements. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee. The Trustees considered the level of the Equity Fund’s aggregate management and sponsorship fees versus the median management and administrative fees for a relevant peer group, taking into account the agreed-upon waiver of management fees and submanagement fees under both current and proposed arrangements, and noted that such fees were slightly less than the median management and administrative fees of the peer group. The Trustees considered that the submanagement fees Wellington Management receives with respect to the Equity Fund were within the general range of the fees Wellington Management receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratio of the Equity Fund versus the median total expense ratio for a relevant peer group, taking into account the agreed-upon waiver of management fees and submanagement fees under both current and proposed arrangements, and noted that each of the current and proposed net total expense ratios of the Equity Fund were slightly higher than the median total expense ratio of the peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2008. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2007, and its pro-forma income statement for the year ended December 31, 2007, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees, sales charges, and submanagement fee waivers were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with the Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of the Funds, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management pursuant to the submanagement agreement, such as the provision of the day-to-day portfolio management of each Fund, including making purchases and sales of socially screened portfolio securities consistent with each Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of each of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results.

European Fund

The Trustees reviewed the investment performance of the European Fund for each full calendar year since inception (October 31, 2005) as of December 31, 2008, and for the year-to-date, 6-month, 1-year, 3-year, and since-inception periods ended February 28, 2009, as well as the European Fund’s cumulative performance from inception through December 31, 2008, and through February 28, 2009. They compared those returns to the returns of the European Fund’s benchmark, the MSCI Europe Index, for the same periods, and the performance of the relevant peer group of funds as classified by Strategic Insight. The Trustees noted that the European Fund had underperformed its benchmark for those periods and since inception. The Trustees also considered the responses Domini provided regarding the quantitative model used by the submanager in the management of the European Fund and the unfavorable recent market conditions. The Trustees concluded that they would continue to monitor closely the performance of the European Fund.

PacAsia Fund and European PacAsia Fund

The Trustees reviewed the investment performance of the PacAsia Fund and European PacAsia Fund for each full calendar year since inception (December 31, 2006) as of December 31, 2008, and for the year-to-date, 6-month, 1-year, and since-inception periods ended February 28, 2009, as well as each Fund’s cumulative performance from inception through December 31, 2008, and through February 28, 2009. They compared those returns to the returns of the applicable benchmark for the PacAsia Fund (MSCI AC Asia Pacific Index) and the European PacAsia Fund (MSCI EAFE Index), for the same periods, and the performance of the relevant peer group of funds as classified by Strategic Insight. The Trustees noted that each Fund had underperformed its benchmark for those periods and since inception. The Trustees also considered the responses Domini provided regarding the quantitative model used by the submanager in the management of the PacAsia Fund and European PacAsia Fund and the unfavorable recent market conditions. The Trustees concluded that they would continue to monitor closely the performance of each Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to each Fund, and each entity’s fee waiver arrangements. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Funds) pays Wellington Management from its advisory fee. The Trustees considered the level of each Fund’s management fees versus the median management and administrative fees for a relevant peer group, taking into account the agreed-upon waiver of management and submanagement fees, and noted that such fees were lower than the median management and administrative fees of the peer group. The Trustees considered that the submanagement fees Wellington Management receives with respect to each Fund are within the general range of the fees Wellington Management receives with respect to the management of the assets of its other clients with similar investment objectives and strategies. The Trustees reviewed the total expense ratio of each of the Funds versus the median total expense ratio for a relevant peer group, taking into account the agreed-upon waiver of management and submanagement fees, and noted that the total expense ratio of each Fund, after giving effect to contractual expense waivers, was lower than the median total expense ratio of the peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2008. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Funds was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2007, and its pro-forma income statement for the year ended December 31, 2007, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with each Fund. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees, sales charges, and submanagement fee waivers were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI SOCIAL BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix. They considered that under the management agreement, Domini is responsible for applying social and environmental screens to a universe of securities. They also noted that Domini is responsible for administrative services to the Fund pursuant to an administration agreement. The Trustees considered the scope and quality of the services provided by Seix pursuant to the sub-management agreement, as amended, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Seix. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix to the Bond Fund under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the Bond Fund for each full calendar year since inception as of December 31, 2008, and for the year-to-date, 6-month, 1-, 3-, and 5-year periods ended February 28, 2009. They considered the performance of the Bond Fund’s benchmark, the Barclays Capital Intermediate Aggregate Index, and other relevant benchmarks for the same period and the performance of the Bond Fund’s peer group. The Trustees noted that the Bond Fund had outperformed or performed comparably with its benchmark for each period except the 5-year and since-inception periods, but that the Fund’s performance relative to the benchmark had improved since Seix was engaged as the Fund’s submanager four years ago. The Trustees also considered the Fund’s relatively strong performance compared to the performance of its relevant peer group for the 1-, 3-, and 5-year periods ended February 28, 2009. In light of the foregoing, the Trustees concluded that the performance of the Bond Fund was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Seix with respect to the Bond Fund. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered the fees that Seix charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Bond Fund) pays Seix from its advisory fee. The Trustees considered the level of the Bond Fund’s management and administrative fees versus the median management and administrative fees for a relevant peer group and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees, and noted that such fees were about the same as the median management and administrative fees of a relevant peer group. The Trustees considered that the submanagement fees Seix receives with respect to the Bond Fund are consistent with the fees Seix charges with respect to its other clients with similar investment objectives and strategies. The Trustees reviewed the total expense ratio of the Bond Fund versus the median total expense ratio for a relevant peer group, taking into account the agreed-upon waiver of management fees, and noted that the total expense ratio of the Bond Fund, after giving effect to contractual expense waivers, was slightly higher than the median total expense ratio of the relevant peer group. In light of the foregoing, and taking into account and the relatively small size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2008, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2008. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for SunTrust Banks, Inc. (the parent company of Seix). The Trustees considered Seix’s profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Seix as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Seix, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix and its affiliates provide no other services to the Domini funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and administrative services were not received. The Trustees considered the brokerage practices of Domini and Seix, and noted that neither Domini nor Seix received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Seix, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) as of July 31, 2009. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012 (new address effective November 30, 2009: 532 Broadway, 9th Floor, New York, NY 10012). Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Amy L. Domini* (59) Chair, Trustee, and President of the Trust since 1990	CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom’s of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (2003-2005); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partners for the Common Good (community development nonprofit) (2005-2008).	5

DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Julia Elizabeth Harris (61) Trustee of the Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Executive Vice President, UNC Partners, Inc. (financial management) (since 1990).	5

DISINTERESTED TRUSTEES (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Kirsten S. Moy (62) Trustee of the Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Capital Impact (2006-2008); Director, Low Income Investment Fund (community revitalization nonprofit) (since 2009).	5

William C. Osborn (65) Trustee of the Trust since 1990	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Director, Porogen, Inc. (biotechnology) (since 2008); Director, Bandgap Engineering, Inc. (renewable energy technology) (since 2008); Director, GreenTech Media, Inc. (online media) (since 2008); Special Partner/Consultant, Arete Corporation (venture capital) (1999-2007); Director, CTP Hydrogen, Inc. (hydrogen generation technology) (since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors’ Circle (socially responsible investor network) (1999-2004).	5

Karen Paul (64) Trustee of the Trust since 1990	Visiting Professor, Escuela Graduado Administración Dirección Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor of Management and International Business, Florida International University (since 1990).	5

Gregory A. Ratliff (49) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (since 2007); Community Investment Consultant (self-employment) (since 2002).	5

John L. Shields (56) Trustee of the Trust since 2004	Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); Director, Adverplex, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); CEO, Open Investing, Inc. (investment adviser) (2006-2007); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004).	5

OFFICERS

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Megan L. Dunphy* (39) Secretary of the Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A

OFFICERS (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Adam M. Kanzer* (43) Chief Legal Officer of the Trust since 2003 Vice President of the Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003), Chief Compliance Officer (April 2005 to July 2005), Vice President (since 2007), Domini Funds.	N/A

Carole M. Laible* (45) Treasurer of the Trust since 1997 Vice President of the Trust since 2007	President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (53) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Executive Director, Morgan Stanley (2002 to 2005).	N/A

Steven D. Lydenberg* (63) Vice President of the Trust since 1990	Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990).	N/A

Meaghan O’Rourke* (29) Assistant Secretary of the Trust since 2007	Senior Compliance Analyst (since 2009), Compliance Associate (2005-2009), Institutional Client Relationships Associate (2004 to 2005), Administrative Assistant (2002 to 2004), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (39) Assistant Treasurer of the Trust since 2007	Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since 2007); Senior Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1999-2004).	N/A

Maurizio Tallini* (35) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Member (since 2007), Managing Director (since 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005).	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www. domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

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DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

536 Broadway, 7th floor

New York, NY 10012

New address as of November 30, 2009:

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Fund

Domini European Social Equity Fund

Domini PacAsia Social Equity Fund

Domini European PacAsia Social Equity Fund

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Domini Social Bond Fund

Seix Investment Advisors LLC

10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Transfer Agent:

PNC Global Investment Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

99 High Street

Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Domini Social Equity Fund	Domini PacAsia Social Equity Fund
Investor Shares: CUSIP 257132100 | DSEFX	Investor Shares: CUSIP 257132605 | DPAFX
Class R Shares: CUSIP 257132308 | DSFRX	Class A Shares: CUSIP 257132878 | DPAPX
Class A Shares: CUSIP 257132860 | DSEPX
Institutional Shares: CUSIP 257132852 | DIEQX	Domini European PacAsia Social Equity Fund
Investor Shares: CUSIP 257132704 | DUPFX
Domini European Social Equity Fund	Class A Shares: CUSIP 257132886 | DUPPX
Investor Shares: CUSIP 257132506 | DEUFX
Class A Shares: CUSIP 257132803 | DEEPX	Domini Social Bond Fund
Investor Shares: CUSIP 257132209 | DSBFX
Printed on elemental chlorine free paper from well-managed forests, containing 10% post consumer waste.

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2009, and July 31, 2008, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2009	2008
Domini Social Equity Fund	$30,000	$15,600
Domini Social Bond Fund	$25,000	$24,500
Domini European Social Equity Fund	$25,000	$15,600
Domini European PacAsia Social Equity Fund	$25,000	$15,600
Domini PacAsia Social Equity Fund	$25,000	$15,600

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2009, and July 31, 2008.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2009, and July 31, 2008 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2009, and July 31, 2008, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2009	2008
Domini Social Equity Fund	$4,630	$4,450
Domini Social Bond Fund	$4,630	$4,450
Domini European Social Equity Fund	$4,630	$4,450
Domini European PacAsia Social Equity Fund	$4,630	$4,450
Domini PacAsia Social Equity Fund	$4,630	$4,450

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2009, and July 31, 2008 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2009, and July 31, 2008, for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2009, and July 31, 2008 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1. Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2. Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3. Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4. Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5. Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6. All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8. Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 24, 2008 through October 31, 2009

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B – Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 24, 2008 through October 31, 2009

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund

Regulatory compliance assistance	Not to exceed $5,000 per quarter

Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 24, 2008 through October 31, 2009

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period

Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period

Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 24, 2008 through October 31, 2009

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

[1]

For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2009
Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini European Social Equity Fund	0%
Domini European PacAsia Social Equity Fund	0%
Domini PacAsia Social Equity Fund	0%

(g) For the fiscal year ended July 31, 2009 aggregate non-audit fees billed by KPMG, the registrant’s accountant, to the registrant’s Service Providers were $57,000. These fees were billed to and paid for by the registrant’s investment adviser and sponsor, Domini Social Investments LLC. These fees related to the agreed upon procedures performed by the registrant’s accountant in connection with the reorganization of the Domini Funds effective November 28, 2008. There were no non-audit services rendered to the registrant’s Service Providers for the fiscal year ended July 31, 2008.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2009, were $23,150, and for the fiscal year ended July 31, 2008, were $22,250.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ AMY L. THORNTON
Amy L. Thornton
President

Date: October 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ AMY L. THORNTON
Amy L. Thornton
President (Principal Executive Officer)

Date: October 8, 2009

By:	/s/ CAROLE M. LAIBLE
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 8, 2009